UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-2671

DWS Municipal Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	05/31

Date of reporting period:	05/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  MAY 31, 2009

Annual Report to Shareholders

DWS Managed Municipal Bond Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

18 Portfolio Summary

20 Investment Portfolio

45 Financial Statements

50 Financial Highlights

55 Notes to Financial Statements

65 Report of Independent Registered Public Accounting Firm

66 Tax Information

67 Summary of Management Fee Evaluation by Independent Fee Consultant

72 Summary of Administrative Fee Evaluation by Independent Fee Consultant

73 Board Members and Officers

77 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivative positions. A portion of the fund's returns may be subject to federal, state and local taxes and the alternative minimum tax. Finally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in these regions. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2009

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Until May 31, 2009, the maximum sales charge for Class A shares was 4.50%. Effective June 1, 2009, the maximum sales charge for Class A shares was lowered to 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge, but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2008 are 1.16%, 1.98%, 1.92% and 0.90% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2009.

To discourage short-term trading, the Fund imposed a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, B, C and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Returns shown for Class A, B and C shares for the period prior to their inception on June 11, 2001 are derived from the historical performance of Class S shares of DWS Managed Municipal Bond Fund during such period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/09
DWS Managed Municipal Bond Fund	1-Year	3-Year	5-Year	10-Year
Class A	3.38%	3.60%	3.99%	4.56%
Class B	2.45%	2.82%	3.20%	3.76%
Class C	2.61%	2.84%	3.21%	3.75%
Barclays Capital Municipal Bond Index+	3.57%	4.09%	4.41%	4.95%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Average Annual Total Returns as of 5/31/09
DWS Managed Municipal Bond Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	3.61%	3.86%	4.24%	3.98%
Barclays Capital Municipal Bond Index+	3.57%	4.09%	4.41%	4.22%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/09	$ 8.68	$ 8.68	$ 8.68	$ 8.68
5/31/08	$ 8.85	$ 8.86	$ 8.85	$ 8.85
Distribution Information: Twelve Months as of 5/31/09: Income Dividends	$ .41	$ .34	$ .34	$ .43
Capital Gain Distributions	$ .03	$ .03	$ .03	$ .03
May Income Dividend	$ .0346	$ .0288	$ .0285	$ .0341
SEC 30-day Yield++ as of 5/31/09	4.05%	3.46%	3.41%	4.17%
Tax Equivalent Yield++ as of 5/31/09	6.23%	5.32%	5.25%	6.42%
Current Annualized Distribution Rate++ as of 5/31/09	4.69%	3.91%	3.87%	4.63%
++ The SEC yield is net investment income per share earned over the month ended May 31, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as a percentage of net asset value on May 31, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — General Municipal Debt Funds Category as of 5/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	35	of	241	15
3-Year	31	of	220	15
5-Year	19	of	205	9

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Managed Municipal Bond Fund — Class A [] Barclays Capital Municipal Bond Index+

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/09
DWS Managed Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,873	$10,620	$11,614	$14,919
	Average annual total return	-1.27%	2.03%	3.04%	4.08%
Class B	Growth of $10,000	$9,951	$10,677	$11,608	$14,461
	Average annual total return	-.49%	2.21%	3.03%	3.76%
Class C	Growth of $10,000	$10,261	$10,875	$11,712	$14,454
	Average annual total return	2.61%	2.84%	3.21%	3.75%
Barclays Capital Municipal Bond Index+	Growth of $10,000	$10,357	$11,279	$12,408	$16,209
	Average annual total return	3.57%	4.09%	4.41%	4.95%

The growth of $10,000 is cumulative.

+ The Barclays Capital Municipal Bond Index (name changed from Lehman Brothers Municipal Bond Index, effective November 3, 2008) is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Managed Municipal Bond Fund — Institutional Class [] Barclays Capital Municipal Bond Index+

Yearly periods ended May 31
Comparative Results as of 5/31/09
DWS Managed Municipal Bond Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,036,100	$1,120,200	$1,230,800	$1,303,100
	Average annual total return	3.61%	3.86%	4.24%	3.98%
Barclays Capital Municipal Bond Index+	Growth of $1,000,000	$1,035,700	$1,127,900	$1,240,800	$1,321,500
	Average annual total return	3.57%	4.09%	4.41%	4.22%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ The Barclays Capital Municipal Bond Index (name changed from Lehman Brothers Municipal Bond Index, effective November 3, 2008) is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2008 is 0.95% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2009.

To discourage short-term trading, the Fund imposed a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class S reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Average Annual Total Returns as of 5/31/09
DWS Managed Municipal Bond Fund	1-Year	3-Year	5-Year	10-Year
Class S	3.48%	3.83%	4.23%	4.79%
Barclays Capital Municipal Bond Index+	3.57%	4.09%	4.41%	4.95%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 5/31/09	$ 8.69
5/31/08	$ 8.87
Distribution Information: Twelve Months as of 5/31/09: Income Dividends	$ .43
Capital Gain Distributions	$ .03
May Income Dividend	$ .0360
SEC 30-day Yield++ as of 5/31/09	4.42%
Tax Equivalent Yield++ as of 5/31/09	6.80%
Current Annualized Distribution Rate++ as of 5/31/09	4.88%
++ The SEC yield is net investment income per share earned over the month ended May 31, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — General Municipal Debt Funds Category as of 5/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	31	of	241	13
3-Year	23	of	220	11
5-Year	10	of	205	5
10-Year	6	of	160	4

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Managed Municipal Bond Fund — Class S [] Barclays Capital Municipal Bond Index+

Yearly periods ended May 31
Comparative Results as of 5/31/09
DWS Managed Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,348	$11,193	$12,300	$15,973
	Average annual total return	3.48%	3.83%	4.23%	4.79%
Barclays Capital Municipal Bond Index+	Growth of $10,000	$10,357	$11,279	$12,408	$16,209
	Average annual total return	3.57%	4.09%	4.41%	4.95%

The growth of $10,000 is cumulative.

+ The Barclays Capital Municipal Bond Index (name changed from Lehman Brothers Municipal Bond Index, effective November 3, 2008) is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2008 to May 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment (Including Interest Expense)* for the six months ended May 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/09	$ 1,106.30	$ 1,101.80	$ 1,102.20	$ 1,107.30	$ 1,107.40
Expenses Paid per $1,000**	$ 5.83	$ 10.17	$ 9.91	$ 4.78	$ 4.89
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/09	$ 1,019.40	$ 1,015.26	$ 1,015.51	$ 1,020.39	$ 1,020.29
Expenses Paid per $1,000**	$ 5.59	$ 9.75	$ 9.50	$ 4.58	$ 4.68
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Managed Municipal Bond Fund	1.11%	1.94%	1.89%	.91%	.93%
Expenses and Value of a $1,000 Investment (Excluding Interest Expense)* for the six months ended May 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/09	$ 1,106.30	$ 1,101.80	$ 1,102.20	$ 1,107.30	$ 1,107.40
Expenses Paid per $1,000**	$ 3.94	$ 8.28	$ 8.02	$ 2.89	$ 2.99
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/09	$ 1,021.19	$ 1,017.05	$ 1,017.30	$ 1,022.19	$ 1,022.09
Expenses Paid per $1,000**	$ 3.78	$ 7.95	$ 7.70	$ 2.77	$ 2.87
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Managed Municipal Bond Fund	.75%	1.58%	1.53%	.55%	.57%
* Interest expense represents interest and fees on floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Managed Municipal Bond Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Co-Lead Portfolio Manager

Ashton P. Goodfield, CFA

Co-Lead Portfolio Manager

Eleanor R. Lynch, CFA

Co-Lead Portfolio Manager

Matthew J. Caggiano, CFA

Portfolio Manager

Overview of Market and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS Managed Municipal Bond Fund's Class A shares posted a return of 3.38% over the 12 months ended May 31, 2009. The overall municipal bond market, as measured by the unmanaged Barclays Capital Municipal Bond Index, delivered a total return of 3.57% for the same period.1 The broad taxable bond market, as measured by the Barclays Capital Aggregate Bond Index, provided a total return of 5.36% for the same period.2 The fund outperformed its average peer in the Lipper General Municipal Debt Funds category, which returned -0.84%.3 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.)

Over the first part of the period, the primary factor in financial market returns was the ongoing credit market distress. The crisis reached new levels beginning in September of 2008 as several leading financial institutions failed, were bailed out or were forced into mergers. The net result was an evaporation of liquidity as the credit markets seized in September. In this environment, investors fled to Treasuries and most other asset classes, including municipals, suffered. Underwriters of some municipal tender option bonds discontinued or greatly reduced their programs, forcing market participants, including the fund, to unwind positions into an illiquid market.4 This put further pressure on municipals. To illustrate, the municipal market fell 4.69% in September as gauged by the Barclays Capital Municipal Bond Index.

Market conditions began to stabilize in December and investor risk tolerance returned as 2009 progressed, helping credit-oriented sectors. Municipals benefited especially strongly from these improved conditions, returning 9.00% over the six months ended May 31, 2009 according to the Barclays Capital Municipal Bond Index. Municipal demand was aided by several factors. First, municipals were viewed as relatively safe compared to other non-Treasury asset classes, and so were a natural to lead any rebound. In addition, with the federal budget deficit climbing as the government sought to stimulate the economy and bail out the financial sector, investors are anticipating income tax increases going forward to fund these efforts. Finally, municipals had become an extraordinary value relative to US Treasuries, as reflected in yields that were well above Treasury yields even before taking into account the tax advantage of municipals.

Late in the period, supply shrunk as municipal issuers took advantage of the American Recovery and Reinvestment Act of 2009 to issue taxable bonds with higher interest rates in effect subsidized by the federal government. The reduced supply of new tax-free bonds helped increase demand for existing issues. A significant source of support for municipals over the 12 months was from retail investors attracted by favorable yields. Mutual fund flows were largely positive as well, with the principal exception being during the aftermath of September's credit market dislocation.

At the start of the period, the US Federal Reserve Board's (the Fed's) benchmark federal funds rate, (or the interest rate set by the Fed at which banks lend money to each other, usually on an overnight basis), was at 2.00%. The Fed lowered short-term rates three times during the period, with the last move being to an unprecedented target range of 0% to 0.25%. Municipal yields declined significantly on the short-to-intermediate part of the curve, while remaining relatively stable on maturities over 20 years. Since a bond's yield moves in the opposite direction of its price, this meant that performance of intermediate-term municipal bonds was generally better than among longer issues.

The municipal bond yield curve steepened during the 12 months.5 The two-year bond yield decreased 134 basis points from 2.28% to 0.94%, while the 30-year yield rose two basis points from 4.53% to 4.55%, resulting in a total steepening of 136 basis points (one basis point is equal to one percentage point). (See the graph below for municipal bond yield changes from the beginning to the end of the period.)

Municipal Bond Yield Curve (as of 5/31/08 and 5/31/09)

Source: Municipal Market Data, AAA-rated universe

This chart is for illustrative purposes only and is not intended to represent the yield of any DWS fund. Performance is historical and does not guarantee future results.

Credit market spreads (excess yield various bond sectors offer over Treasuries with similar maturities) began to revert to more normal levels toward the end of the period. However, municipal credit spreads still ended the 12 months meaningfully higher. In addition to the credit market distress that peaked in September of 2008, spread widening was driven by downgrades to the leading monoline insurers, insurance companies that provide guarantees to bond issuers, whose guarantees have traditionally applied to nearly half of municipal issues. Most insured issues are now trading on the basis of the underlying credits. In addition, with fewer insured issues coming to market, the outlook is for an increased supply of non-AAA-rated issues going forward, putting further pressure on spreads.6 Finally, the finances of states and localities have come under pressure with the national economic downturn, leading to wider credit spreads as market participants draw greater distinctions among municipal issues. California was the leading example as its well-publicized problems have led to downgrades by all three of the major rating agencies. Illinois and Nevada also were subjected to downgrades during the period.

Positive Contributors to Fund Performance

Our quality profile was relatively high during the aftermath of the September crisis, helping to limit the impact of spread widening. In particular, our significant holdings of pre-refunded bonds, which have their principal cash amount already held in escrow until the maturity date, helped, as investors prized their top-notch quality during the liquidity crunch. As the period progressed and credit spreads reached very high levels we selectively increased exposure to lower-quality issues, such as A-rated hospital bonds. This began to help performance over the latter part of the period as spreads narrowed.

The fund had relatively light exposure for most of the period to bonds with maturities over 20 years, favoring instead intermediate-term issues. This positioning helped relative returns as rates fell and prices rose on bonds in the 10- to 20-year range As the yield curve steepened during the period, we harvested gains in pre-refunded bonds that experienced strong demand and used the proceeds to move into longer maturities in order to pick up income.

Negative Contributors to Fund Performance

We hedged or established a position in one market in an attempt to offset exposure to the price risk of an equal but opposite obligation or position in another market, a portion of the fund's assets against interest rate changes using LIBOR interest rate swaps (London InterBank Offered Rate, a benchmark for taxable interest rates). The interest rate swaps increase in value as rates rise and decrease in value as rates fall. This strategy is intended to allow the fund to benefit to some degree from any rise in interest rates and resulting decline in the value of fixed-income instruments. This held back fund returns to a degree as the performance of the taxable and tax-free markets diverged early in the period and the value of the taxable LIBOR hedge declined.

Outlook and Positioning

Municipal yields have returned to more normal historical levels versus US Treasury bonds. To illustrate, at the end of May, the 10-year municipal bond was yielding approximately 86% of the comparable maturity Treasury bond, versus about 90% 12 months earlier. During the 12 months covered by this report, as municipal and Treasury market performance diverged, this ratio reached a high of 186%, and that was before taking into account the tax advantage of municipals.

Given a steep yield curve and attractive credit spreads, we have recently focused purchases on bonds rated AA or A with maturities in the 20-year and longer range.

A bright note for credit quality was passage of the federal stimulus package (the American Recovery and Reinvestment Act of 2009), which will pump nearly $800 billion into local economies. About $500 billion of this amount provides direct relief to state budgets over a two-year period and gives states some breathing room in crafting balanced budgets. Still, given the sharp downturn in the national economy, state and local governments continue to be challenged to cut spending fast enough to keep pace with falling tax receipts. In addition, the greatly decreased role of insurance in the municipal market puts a further premium on the expertise we bring to researching municipal sectors and individual issues. We will continue to take a prudent approach to investing in the municipal market, while seeking to maintain an attractive dividend and minimize capital gains distributions.

1 The Barclays Capital Municipal Bond Index is a broad-based, total-return index comprising more than 40,000 investment-grade, fixed-rate municipal bonds with maturities of at least 2 years.
2 The Barclays Capital Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of 1 year or more.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
3 The Lipper General Municipal Debt Funds category includes funds that invest primarily in municipal debt issues in the top 4 credit ratings. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the General Municipal Debt Funds category. For the 1- and 5-year periods, this category's average return was -0.84% (241 funds) and 2.70% (205 funds), respectively, as of 5/31/09.
Category returns assume reinvestment of dividends. It is not possible to invest directly in a Lipper category.
4 Tender option bond programs involve the creation of a trust backed by a high-quality bond, and permit investors to achieve leveraged exposure to municipal bond returns. They are generally more attractive when the cost of short-term borrowing is low in comparison to longer-term yields.
5 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.
6 Credit quality is a measure of a bond issuer's ability to repay interest and principal on time. Rating agencies assign letter designations such as AAA and AA. The lower the rating, the higher the probability of default.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	5/31/09	5/31/08

Revenue Bonds	62%	51%
General Obligation Bonds	20%	21%
Lease Obligations	10%	9%
ETM/Prerefunded	8%	19%
	100%	100%
Quality	5/31/09	5/31/08

AAA	6%	59%
AA	32%	16%
A	37%	12%
BBB	21%	6%
B	—	1%
Not Rated	4%	6%
	100%	100%
Effective Maturity	5/31/09	5/31/08

0-4.99 years	28%	33%
5-9.99 years	43%	47%
10-14.99 years	11%	13%
Greater than 15 years	18%	7%
	100%	100%

Weighted average effective maturity: 9.9 years and 7.2 years, respectively.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Top Five State Allocations (As a % of Investment Portfolio)	5/31/09	5/31/08

California	15%	15%
Illinois	12%	11%
Texas	8%	8%
Massachusetts	7%	7%
Florida	6%	4%

Top five state allocations are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2009

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 94.5%
Alabama 1.1%
Alabama, State Public School & College Authority, Capital Improvement, 5.0%, 12/1/2023 (a)	35,000,000	36,658,650
Phoenix County, AL, Industrial Development Revenue, Industrial Development Board, AMT, 6.35%, 5/15/2035	4,000,000	3,147,600
		39,806,250
Alaska 0.3%
Anchorage, AK, Electric Revenue, 6.5%, 12/1/2015 (b)	5,000,000	5,925,050
North Slope Borough, AK, County General Obligation Lease, Series B, Zero Coupon, 6/30/2011 (b)	5,000,000	4,795,700
		10,720,750
Arizona 0.9%
Arizona, Health Facilities Authority Revenue, Banner Health System:
Series B, 0.2%**, 1/1/2035, Scotiabank (c)	11,500,000	11,500,000
Series D, 5.375%, 1/1/2032	12,000,000	11,898,600
Arizona, Salt Verde Financial Corp., Gas Revenue:
5.0%, 12/1/2032	1,600,000	1,307,888
5.0%, 12/1/2037	8,405,000	6,723,664
		31,430,152
Arkansas 0.5%
Jonesboro, AR, Hospital & Healthcare Revenue, Healthcare Facilities Authority, Bernard's Regional Medical Center, Series A, 5.8%, 7/1/2012 (b)	3,305,000	3,312,634
North Little Rock, AR, Electric Revenue, Series A, 6.5%, 7/1/2015 (b)	13,080,000	14,639,267
		17,951,901
California 13.6%
Banning, CA, Water & Sewer Revenue, 1989 Water System Improvement Project, ETM, 8.0%, 1/1/2019 (b)	755,000	932,787
Banning, CA, Water & Sewer Revenue, Water System Reference & Improvement Project, ETM, 8.0%, 1/1/2019 (b)	525,000	633,974
California, Health Facilities Financing Authority Revenue, Adventist Health System, Series A, 5.75%, 9/1/2039	5,000,000	5,030,300
California, Health Facilities Financing Authority Revenue, Catholic Healthcare West:
Series A, 6.0%, 7/1/2034	10,000,000	10,188,800
Series A, 6.0%, 7/1/2039	7,500,000	7,624,350
California, Higher Education Revenue, Marymount University, Zero Coupon, 10/1/2014 (b)	1,000,000	823,530
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp.:
Series A-1, 5.0%, 6/1/2033	40,725,000	28,535,600
Series A-1, 5.75%, 6/1/2047	6,670,000	4,445,822
California, State Department of Water Resources Revenue, Prerefunded, 5.5%, 12/1/2015	25,000	27,789
California, State General Obligation:
5.0%, 2/1/2031 (b)	26,975,000	25,212,453
5.0%, 9/1/2032	10,000,000	9,248,700
California, State General Obligation, Various Purposes:
5.0%, 6/1/2023 (b)	25,000,000	25,846,000
5.0%, 3/1/2027	20,000,000	19,403,000
5.0%, 11/1/2027	15,000,000	14,542,800
5.0%, 12/1/2031 (b)	1,045,000	975,455
5.125%, 11/1/2024	5,000,000	5,009,200
5.25%, 12/1/2021	10,215,000	10,429,209
6.0%, 4/1/2038	17,915,000	18,449,763
6.5%, 4/1/2033	58,440,000	63,710,704
California, State Public Works Board, Lease Revenue, Department of General Services, Buildings 8 & 9, Series A, 6.125%, 4/1/2029	2,000,000	2,053,300
California, State Public Works Board, Lease Revenue, Department of General Services, Capital East End, Series A, 5.25%, 12/1/2020 (b)	11,540,000	11,537,000
California, State Public Works Board, Lease Revenue, Department of Mental Health:
Series A, 5.5%, 6/1/2021	5,275,000	5,316,462
Series A, 5.5%, 6/1/2022	1,400,000	1,403,332
California, State Revenue Lease, Public Works Board, Department of Corrections:
Series C, 5.0%, 6/1/2025	2,500,000	2,334,275
Series C, 5.5%, 6/1/2020	5,000,000	5,052,150
Series C, 5.5%, 6/1/2021	2,500,000	2,512,950
California, State University Revenue, Series A, 5.25%, 11/1/2038	10,000,000	9,984,700
California, Statewide Communities Development, Series 2114, 144A, AMT, 0.44%**, 9/1/2046	3,765,000	3,765,000
East Bay, CA, Municipal Utility District, Wastewater Systems Revenue, Series A, 5.0%, 6/1/2037 (b)	13,085,000	13,065,372
Foothill, CA, Eastern Corridor Agency, Toll Road Revenue:
Series A, ETM, Zero Coupon, 1/1/2015	10,000,000	8,617,500
Series A, ETM, Zero Coupon, 1/1/2017	5,000,000	3,917,800
Series A, ETM, Zero Coupon, 1/1/2018 (a)	21,890,000	16,290,100
Series A, Prerefunded, 7.1%, 1/1/2012	4,000,000	4,237,680
Los Angeles County, CA, County General Obligation Lease, Zero Coupon, 9/1/2009	5,425,000	5,397,007
Los Angeles, CA, Airport Revenue, Regional Airports Improvement Corporation Lease Revenue, Series C, AMT, 7.5%, 12/1/2024	2,500,000	2,301,850
Los Angeles, CA, Department of Water & Power Revenue, Series B-4, 0.1%**, 7/1/2035	11,675,000	11,675,000
Madera County, CA, Hospital & Healthcare Revenue, Valley Children's Hospital, 6.5%, 3/15/2010 (b)	2,840,000	2,902,650
Murrieta Valley, CA, School District General Obligation, Unified School District, Series A, Zero Coupon, 9/1/2014 (b)	4,235,000	3,577,897
Northern California, Tobacco Securitization Authority, Tobacco Settlement Revenue, Series A-1, 5.375%, 6/1/2038	6,915,000	4,648,263
Oakland, CA, Special Assessment Revenue, Oakland Convention Centers, 5.5%, 10/1/2014 (b)	2,000,000	2,203,900
Roseville, CA, School District General Obligation, Junior High, Series B, Zero Coupon, 8/1/2015 (b)	1,000,000	807,220
Sacramento, CA, Municipal Utility District, Electric Revenue:
Series U, 5.0%, 8/15/2026 (b)	10,455,000	10,710,207
Series U, 5.0%, 8/15/2027 (b)	8,105,000	8,242,056
Series U, 5.0%, 8/15/2028 (b)	8,175,000	8,258,549
San Diego, CA, Community College District General Obligation, Election of 2002, 5.25%, 8/1/2033	5,000,000	5,118,400
San Diego, CA, School District General Obligation, Series A, Zero Coupon, 7/1/2014 (b)	1,000,000	849,970
San Francisco, CA, City & County Airports Commission, International Airport Revenue, Series 32-G, 5.0%, 5/1/2026 (b)	8,565,000	8,554,979
San Francisco, CA, City & County Certificates of Participation, Multiple Capital Improvement Projects, Series A, 5.25%, 4/1/2031	7,860,000	7,889,396
San Joaquin County, CA, County General Obligation Lease, Facilities Project, 5.5%, 11/15/2013 (b)	3,895,000	3,955,606
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency, Toll Road Revenue:
Series A, Zero Coupon, 1/15/2012 (b)	5,000,000	4,391,600
Series A, Zero Coupon, 1/15/2013 (b)	35,295,000	29,221,083
Series A, Zero Coupon, 1/15/2014 (b)	14,905,000	11,509,492
Ukiah, CA, School District General Obligation Lease, Zero Coupon, 8/1/2015 (b)	2,000,000	1,614,440
Vallejo City, CA, Unified School District General Obligation, Series A, 5.9%, 2/1/2022 (b)	3,905,000	4,021,760
		479,009,182
Colorado 4.0%
Colorado, E-470 Public Highway Authority Revenue:
Series B, Zero Coupon, 9/1/2016 (b)	5,000,000	3,133,750
Series A-1, 5.5%, 9/1/2024 (b)	4,000,000	3,612,520
Colorado, Health Facilities Authority Revenue, Covenant Retirement Communities, Inc., 5.0%, 12/1/2035	15,000,000	10,790,250
Colorado, Health Facilities Authority Revenue, Portercare Adventist Health System, Prerefunded, 6.5%, 11/15/2031	3,000,000	3,392,730
Colorado, Public Energy Authority, Natural Gas Purchase Revenue, 6.5%, 11/15/2038	30,000,000	29,382,600
Colorado, Transportation/Tolls Revenue:
Series B, Zero Coupon, 9/1/2014 (b)	11,295,000	8,238,912
Series B, Zero Coupon, 9/1/2015 (b)	21,500,000	14,576,785
Series B, Zero Coupon, 9/1/2017 (b)	8,000,000	4,624,560
Series B, Zero Coupon, 9/1/2018 (b)	20,560,000	10,946,966
Series B, Zero Coupon, 9/1/2019 (b)	36,500,000	17,869,305
Series B, Zero Coupon, 9/1/2020 (b)	7,000,000	3,135,860
Series A, 5.75%, 9/1/2014 (b)	14,700,000	14,744,688
Denver, CO, City & County Airport Revenue, Series A, AMT, 6.0%, 11/15/2013 (b)	10,000,000	10,282,900
Denver, CO, School District General Obligation, Series A, 6.5%, 12/1/2010	3,000,000	3,244,470
Douglas County, CO, School District General Obligation, 7.0%, 12/15/2013 (b)	2,500,000	2,994,425
		140,970,721
Connecticut 0.1%
Greenwich, CT, Multi-Family Housing Revenue, 6.35%, 9/1/2027	2,640,000	2,659,193
District of Columbia 0.2%
District of Columbia, Core City General Obligation:
Series B3, 5.5%, 6/1/2012 (b)	1,050,000	1,139,166
Series A1, 6.5%, 6/1/2010 (b)	1,175,000	1,231,564
District of Columbia, Water & Sewer Revenue, Public Utility Revenue, 5.5%, 10/1/2023 (b)	5,000,000	5,658,150
		8,028,880
Florida 4.8%
Clearwater, FL, Water & Sewer Revenue, Series A, 5.25%, 12/1/2039	2,000,000	1,973,340
Florida, Village Center Community Development District, Utility Revenue, ETM, 6.0%, 11/1/2018 (b)	1,250,000	1,515,388
Fort Pierce, FL, Utilities Authority Revenue, Series B, Zero Coupon, 10/1/2018 (b)	2,000,000	1,315,680
Gainesville, FL, Utilities System Revenue, Series B, 6.5%, 10/1/2010	1,370,000	1,469,257
Hillsborough County, FL, Industrial Development Authority Revenue, University Community Hospital, 6.5%, 8/15/2019 (b)	1,000,000	1,031,490
Jacksonville, FL, Health Facilities Authority, ETM, 11.5%, 10/1/2012	85,000	112,001
Jacksonville, FL, Sales & Special Tax Revenue, Local Government:
5.5%, 10/1/2016 (b)	6,760,000	7,710,186
5.5%, 10/1/2018 (b)	6,470,000	7,141,715
Lee County, FL, Airport Revenue:
Series A, AMT, 6.0%, 10/1/2013 (b)	7,920,000	8,226,029
Series A, AMT, 6.0%, 10/1/2020 (b)	2,820,000	2,873,636
Series A, AMT, 6.125%, 10/1/2015 (b)	3,000,000	3,099,210
Melbourne, FL, Water & Sewer Revenue, ETM, Zero Coupon, 10/1/2016 (b)	1,350,000	1,071,509
Miami Beach, FL, Stormwater Revenue, 5.75%, 9/1/2017 (b)	725,000	762,330
Miami-Dade County, FL, Aviation Revenue, Series A, 5.5%, 10/1/2041	30,000,000	28,778,700
Miami-Dade County, FL, Aviation Revenue, Miami International Airport, Series C, AMT, 5.25%, 10/1/2022 (b)	20,000,000	20,036,000
Miami-Dade County, FL, Sales & Special Tax Revenue:
Series A, Zero Coupon, 10/1/2014 (b)	2,195,000	1,700,379
Series A, Zero Coupon, 10/1/2022 (b)	7,000,000	3,098,200
North Brevard County, FL, Hospital District Revenue, Parrish Medical Center Project, 5.75%, 10/1/2043	10,000,000	9,730,600
Orange County, FL, Health Facilities Authority Revenue:
Series 2006-A, 6.25%, 10/1/2016 (b)	1,100,000	1,183,512
Series 2006-A, ETM, 6.25%, 10/1/2016 (b)	70,000	83,670
Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare System:
Series B, 5.25%, 12/1/2029 (b)	6,500,000	6,543,225
Prerefunded, 5.75%, 12/1/2032	1,000,000	1,146,640
Series A, 6.25%, 10/1/2018 (b)	500,000	540,330
Series C, 6.25%, 10/1/2021 (b)	6,000,000	6,387,660
Orange County, FL, Health Facilities Authority, Orlando Regional Facilities, Series A, ETM, 6.25%, 10/1/2016 (b)	2,830,000	3,382,671
Orlando & Orange County, FL, Expressway Authority Revenue, 6.5%, 7/1/2012 (b)	1,000,000	1,106,850
Orlando, FL, Electric Revenue, Community Utilities, ETM, 6.75%, 10/1/2017	6,500,000	7,802,925
Orlando, FL, Special Assessment Revenue, Conroy Road Interchange Project, Series A, 5.8%, 5/1/2026	500,000	437,200
Palm Beach County, FL, Airport Systems Revenue:
5.75%, 10/1/2012 (b)	3,775,000	4,065,826
5.75%, 10/1/2013 (b)	3,770,000	4,091,920
5.75%, 10/1/2014 (b)	755,000	820,360
Palm Beach County, FL, Criminal Justice Facilities Revenue, 7.2%, 6/1/2015 (b)	110,000	131,530
Port St. Lucie, FL, Utility System Revenue:
5.0%, 9/1/2035 (b) (d)	2,600,000	2,542,904
5.25%, 9/1/2035 (b) (d)	3,000,000	2,964,780
Sunrise, FL, Water & Sewer Revenue, Utility Systems, 5.5%, 10/1/2018 (b)	12,500,000	13,757,125
Tallahassee, FL, Energy System Revenue, 5.5%, 10/1/2016 (b)	1,005,000	1,135,087
Tampa, FL, Occupational License Tax, Series A, 5.375%, 10/1/2017 (b)	1,000,000	1,076,030
Tampa, FL, Sales Tax Revenue, Series A, 5.375%, 10/1/2017 (b)	500,000	541,955
Tampa, FL, Sports Authority Revenue, Sales Tax-Tampa Bay Arena Project, 5.75%, 10/1/2020 (b)	2,075,000	2,124,676
Tampa, FL, Utility Tax Revenue, Zero Coupon, 10/1/2014 (b)	3,165,000	2,735,541
Westchase, FL, Community Development District, Special Assessment Revenue, 5.8%, 5/1/2012 (b)	1,600,000	1,604,864
		167,852,931
Georgia 4.6%
Atlanta, GA, Airport Revenue:
Series B, AMT, 5.75%, 1/1/2010 (b)	4,240,000	4,317,931
Series B, AMT, 5.75%, 1/1/2011 (b)	1,590,000	1,626,093
Series C, AMT, 6.0%, 1/1/2011 (b)	7,375,000	7,553,106
Atlanta, GA, Water & Sewer Revenue, Series A, 5.5%, 11/1/2019 (b)	13,000,000	13,848,770
Burke County, GA, Development Authority Pollution Control Revenue, Oglethorpe Power Corp. Vogtle Project:
Series A, 5.3%, 1/1/2033 (b)	10,000,000	10,081,900
Series B, 5.5%, 1/1/2033	4,000,000	3,851,560
Cobb County, GA, Hospital & Healthcare Revenue, Series A, ETM, 5.625%, 4/1/2011 (b)	1,220,000	1,288,918
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue:
Series A, 5.0%, 3/15/2019	17,440,000	16,869,538
Series B, 5.0%, 3/15/2019	5,000,000	4,449,650
Series A, 5.0%, 3/15/2020	2,700,000	2,585,034
Series B, 5.0%, 3/15/2020	5,000,000	4,403,550
Series A, 5.0%, 3/15/2022	17,340,000	16,297,519
Series A, 5.5%, 9/15/2023	5,000,000	4,504,050
Series A, 5.5%, 9/15/2024	4,635,000	4,152,265
Series A, 5.5%, 9/15/2027	5,000,000	4,381,700
Series A, 5.5%, 9/15/2028	5,000,000	4,364,800
Georgia, Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional Healthcare System, 6.5%, 8/1/2038 (b)	18,700,000	20,184,780
Georgia, Municipal Electric Authority Power Revenue:
Series B, 6.375%, 1/1/2016 (b)	9,200,000	10,726,372
Series 2005-Y, 6.4%, 1/1/2013 (b)	3,270,000	3,561,063
Series 2005-Y, Prerefunded, 6.4%, 1/1/2013 (b)	35,000	38,027
Series Y, ETM, 6.4%, 1/1/2013 (b)	195,000	215,894
Series V, 6.5%, 1/1/2012 (b)	3,195,000	3,355,900
Series X, 6.5%, 1/1/2012 (b)	2,220,000	2,373,890
Series W, 6.6%, 1/1/2018 (b)	11,175,000	12,934,392
Georgia, Water & Sewer Revenue, Municipal Electric Authority Power Revenue, Series W, ETM, 6.6%, 1/1/2018 (b)	200,000	242,368
Macon-Bibb County, GA, Hospital & Healthcare Revenue, Series C, 5.25%, 8/1/2011 (b)	1,890,000	1,929,501
		160,138,571
Hawaii 0.2%
Honolulu, HI, City & County General Obligation:
Series A, 5.0%, 7/1/2022 (b)	4,000,000	4,375,160
Series A, 5.0%, 7/1/2023 (b)	3,000,000	3,256,200
		7,631,360
Idaho 0.3%
Idaho, Health Facilities Authority Revenue, St. Luke's Regional Medical Center, 6.75%, 11/1/2037	10,060,000	10,633,521
Illinois 12.7%
Chicago, IL, Core City General Obligation:
Zero Coupon, 1/1/2017 (b)	20,000,000	15,244,400
Series A, 5.375%, 1/1/2013 (b)	14,000,000	14,967,820
6.25%, 1/1/2011 (b)	2,060,000	2,153,050
Chicago, IL, General Obligation:
Series A, 5.0%, 1/1/2025 (b)	13,985,000	14,511,675
Series B, 5.125%, 1/1/2015 (b)	6,560,000	7,279,304
Series B, ETM, 5.125%, 1/1/2015 (b)	2,990,000	3,264,751
Chicago, IL, O'Hare International Airport Revenue, Series A-2, AMT, 5.75%, 1/1/2019 (b)	12,975,000	13,379,690
Chicago, IL, Sales & Special Tax Revenue, 5.375%, 1/1/2014 (b)	5,000,000	5,547,300
Chicago, IL, School District General Obligation Lease, Board of Education:
Series A, 6.0%, 1/1/2016 (a) (b)	11,025,000	12,731,793
Series A, 6.0%, 1/1/2020 (b)	46,340,000	53,212,222
Series A, 6.25%, 1/1/2015 (b)	28,725,000	32,067,441
Chicago, IL, School District General Obligation Lease, Public Housing Revenue, Series A, 5.25%, 12/1/2011 (a) (b)	9,705,000	10,394,734
Chicago, IL, School District General Obligation, Board of Education, Series B, Zero Coupon, 12/1/2009 (b)	7,615,000	7,561,695
Chicago, IL, School District Revenue Lease, Board of Education, 6.25%, 12/1/2011 (b)	1,600,000	1,770,336
Chicago, IL, Water & Sewer Revenue:
Zero Coupon, 11/1/2012 (b)	6,350,000	5,844,858
Zero Coupon, 11/1/2018 (b)	5,165,000	3,545,204
Chicago, IL, Water Revenue, 5.0%, 11/1/2023 (b)	10,000,000	10,596,900
Cook & Du Page Counties, IL, High School District No. 210:
Zero Coupon, 12/1/2009 (b)	285,000	283,005
ETM, Zero Coupon, 12/1/2009 (b)	2,575,000	2,564,752
Cook County, IL, County General Obligation:
6.5%, 11/15/2013 (b)	5,220,000	6,108,914
6.5%, 11/15/2014 (b)	18,560,000	21,961,306
Illinois, Finance Authority Revenue, Advocate Health Care Network, Series D, 6.5%, 11/1/2038	4,085,000	4,360,370
Illinois, Finance Authority Revenue, Northwest Community Hospital, Series A, 5.5%, 7/1/2038	22,990,000	22,988,851
Illinois, Higher Education Revenue, Zero Coupon, 4/1/2015 (b)	3,300,000	2,781,339
Illinois, Hospital & Healthcare Revenue, Health Facilities Authority:
5.2%, 9/1/2012	1,000,000	1,010,750
6.0%, 8/15/2009 (b)	1,640,000	1,649,479
6.25%, 8/15/2013 (b)	2,915,000	3,157,965
Series A, 6.25%, 1/1/2015 (b)	13,485,000	14,946,369
Illinois, Metropolitan Pier and Exposition Authority, Series A, Zero Coupon, 6/15/2011 (b)	895,000	848,567
Illinois, Municipal Electric Agency Power Supply:
Series A, 5.25%, 2/1/2023 (b)	3,500,000	3,670,800
Series A, 5.25%, 2/1/2024 (b)	2,500,000	2,608,825
Illinois, Pollution Control Revenue, Development Finance Authority, 5.85%, 1/15/2014 (b)	5,000,000	5,214,800
Illinois, Project Revenue, Zero Coupon, 1/1/2014 (b)	17,975,000	15,750,234
Illinois, Project Revenue, Metropolitan Pier and Exposition Authority, Zero Coupon, 6/15/2016 (b)	10,000,000	7,644,200
Illinois, Regional Transportation Authority, Series A, 6.7%, 11/1/2021 (b)	25,800,000	31,887,510
Illinois, Sales & Special Tax Revenue:
6.25%, 12/15/2011 (b)	2,315,000	2,433,250
6.25%, 12/15/2020 (b)	6,975,000	7,850,014
Series P, 6.5%, 6/15/2013	1,485,000	1,614,878
Illinois, Sales & Special Tax Revenue, Metropolitan Pier and Exposition Authority, Zero Coupon, 6/15/2013 (b)	7,565,000	6,654,477
Illinois, Special Assessment Revenue, Metropolitan Pier and Exposition Authority, Series A, Zero Coupon, 12/15/2018 (b)	6,660,000	4,393,602
Joliet, IL, Higher Education Revenue, College Assistance Corp., North Campus Extension Center Project, 6.7%, 9/1/2012 (b)	1,535,000	1,668,867
Kane Cook & Du Page Counties, IL, School District General Obligation:
Series B, Zero Coupon, 1/1/2011 (b)	1,040,000	1,008,904
Series B, Zero Coupon, 1/1/2012 (b)	1,300,000	1,225,900
Series B, Zero Coupon, 1/1/2013 (b)	4,595,000	4,198,543
Kane County, IL, School District General Obligation, Aurora West Side, Series A, 6.5%, 2/1/2010 (b)	1,775,000	1,835,954
Lake Cook Kane & McHenry Counties, IL, School District General Obligation, 6.3%, 12/1/2017 (b)	1,885,000	2,338,060
Lake County, IL, Higher Education Revenue, District No. 117:
Series B, Zero Coupon, 12/1/2013 (b)	5,880,000	4,987,122
Series B, Zero Coupon, 12/1/2014 (b)	5,985,000	4,806,494
Skokie, IL, Other General Obligation, Park District, Series B, Zero Coupon, 12/1/2011 (b)	3,000,000	2,825,940
University Park, IL, Sales & Special Tax Revenue, Governors Gateway Industrial Park, 8.5%, 12/1/2011	900,000	902,331
Will County, IL, County General Obligation:
Series B, Zero Coupon, 12/1/2011 (b)	4,145,000	3,935,553
Series B, Zero Coupon, 12/1/2012 (b)	2,480,000	2,277,632
Series B, Zero Coupon, 12/1/2013 (b)	12,030,000	10,689,738
Series B, Zero Coupon, 12/1/2014 (b)	10,255,000	8,707,726
Will County, IL, School District General Obligation, Community Unit School District No. 365-U, Series B, ETM, Zero Coupon, 11/1/2015 (b)	8,000,000	6,512,080
Winnebago County, IL, School District General Obligation, District No. 122 Harlem-Loves, 6.55%, 6/1/2010 (b)	1,825,000	1,916,998
		446,295,272
Indiana 1.6%
Indiana, Electric Revenue, Municipal Power Agency:
Series B, 5.5%, 1/1/2016 (b)	10,160,000	11,343,640
Series B, 6.0%, 1/1/2012 (b)	1,750,000	1,900,745
Indiana, Finance Authority Hospital Revenue, Deaconess Hospital Obligation, Series A, 6.75%, 3/1/2039	5,230,000	5,334,025
Indiana, Health Facilities Financing Authority, ETM, 6.0%, 7/1/2010 (b)	1,035,000	1,095,620
Indiana, Hospital & Healthcare Revenue, Health Facilities Finance Authority, Greenwood Village South Project, 5.625%, 5/15/2028	2,100,000	1,461,495
Indiana, Hospital & Healthcare Revenue, Health Facilities Financing Authority:
Series D, 5.75%, 11/15/2012	4,660,000	4,776,826
ETM, 6.0%, 7/1/2009 (b)	1,290,000	1,295,498
ETM, 6.0%, 7/1/2010 (b)	325,000	332,846
ETM, 6.0%, 7/1/2011 (b)	1,445,000	1,569,715
ETM, 6.0%, 7/1/2012 (b)	1,535,000	1,712,395
ETM, 6.0%, 7/1/2013 (b)	1,620,000	1,851,475
ETM, 6.0%, 7/1/2014 (b)	1,720,000	2,000,745
ETM, 6.0%, 7/1/2015 (b)	1,825,000	2,147,514
6.0%, 7/1/2016 (b)	465,000	489,752
ETM, 6,.0%, 7/1/2016 (b)	1,470,000	1,812,510
6.0%, 7/1/2017 (b)	490,000	513,941
ETM, 6.0%, 7/1/2017 (b)	1,560,000	1,952,387
6.0%, 7/1/2018 (b)	520,000	540,446
ETM, 6.0%, 7/1/2018 (b)	1,655,000	2,087,187
Indiana, Transportation/Tolls Revenue, Series A, 7.25%, 6/1/2015	2,955,000	3,407,529
Indiana, Transportation/Tolls Revenue, Transportation Authority:
Series A, 5.75%, 6/1/2012 (a) (b)	4,550,000	4,776,560
Series A, 7.25%, 6/1/2015	585,000	619,848
Indiana, Transportation/Tolls Revenue, Transportation Finance Authority, Series A, ETM, 5.75%, 6/1/2012 (b)	450,000	486,432
Merrillville, IN, School District Revenue Lease, Multiple School Building Corp., First Mortgage, Zero Coupon, 1/15/2011 (b)	4,000,000	3,857,080
		57,366,211
Iowa 0.2%
Iowa, Project Revenue, 5.5%, 2/15/2016 (b)	6,645,000	7,679,626
Kansas 0.2%
Johnson County, KS, School District General Obligation, Series B, 5.5%, 9/1/2015 (b)	1,860,000	2,178,860
Kansas, Pollution Control Revenue, Development Financing Authority:
Series II, 5.5%, 11/1/2015	1,000,000	1,182,160
Series II, 5.5%, 11/1/2017	1,000,000	1,200,720
Saline County, KS, Unified School District No. 305, 5.5%, 9/1/2017 (b)	775,000	833,435
		5,395,175
Kentucky 2.3%
Kentucky, Economic Development Finance Authority, Health Systems Revenue, Norton Healthcare:
Series C, 5.6%, 10/1/2012 (b)	9,110,000	9,378,472
Series C, 5.7%, 10/1/2013 (b)	5,495,000	5,685,182
Series C, ETM, 5.7%, 10/1/2013 (b)	2,750,000	3,168,907
Series C, 5.8%, 10/1/2014 (b)	3,420,000	3,544,112
Series C, Prerefunded, 5.8%, 10/1/2014 (b)	1,710,000	1,993,227
Series C, 5.85%, 10/1/2015 (b)	3,490,000	3,598,399
Series C, Prerefunded, 5.85%, 10/1/2015 (b)	1,745,000	2,037,636
Series C, 5.9%, 10/1/2016 (b)	4,330,000	4,449,075
Series C, Prerefunded, 5.9%, 10/1/2016 (b)	2,170,000	2,538,401
Kentucky, Economic Development Finance Authority, Louisville Arena Project Revenue, Series A-1, 6.0%, 12/1/2038 (b)	4,500,000	4,661,325
Kentucky, Project Revenue:
5.5%, 8/1/2017 (b)	6,770,000	7,780,829
5.5%, 8/1/2018 (b)	5,000,000	5,736,250
5.5%, 8/1/2019 (b)	6,870,000	7,853,578
5.5%, 8/1/2020 (b)	4,320,000	4,939,618
Louisville & Jefferson County, KY, Metropolitan Government Health Systems Revenue, Norton Healthcare, Inc., 5.0%, 10/1/2030	15,000,000	13,389,000
		80,754,011
Louisiana 0.6%
East Baton Rouge, LA, Sewer Commission Revenue, Series A, 5.25%, 2/1/2039	10,000,000	10,066,300
Louisiana, St. John Baptist Parish Revenue, Marathon Oil Corp., Series A, 5.125%, 6/1/2037	12,000,000	10,168,320
Orleans, LA, Sales & Special Tax Revenue, Levee District Improvement Project, 5.95%, 11/1/2014 (b)	935,000	937,496
		21,172,116
Maryland 0.5%
Baltimore, MD, Sales & Special Tax Revenue, Series A, 5.9%, 7/1/2012 (b)	3,100,000	3,403,986
Maryland, State Economic Development Corp. Revenue, Senior Lien Project, Chesapeake Bay:
Series A, 5.0%, 12/1/2016	1,000,000	637,500
Series A, 5.0%, 12/1/2031	20,000,000	10,445,000
Maryland, State Health & Higher Educational Facilities Authority Revenue, Anne Arundel Health Systems, Series A, 6.75%, 7/1/2039	3,400,000	3,784,030
		18,270,516
Massachusetts 6.4%
Massachusetts, Bay Transportation Authority Revenue, Series B, 6.2%, 3/1/2016	10,000,000	11,568,900
Massachusetts, Higher Education Revenue, College Building Authority Project, Series A, 7.5%, 5/1/2014	5,500,000	6,429,995
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Massachusetts General Hospital, Series F, 6.25%, 7/1/2012 (b)	625,000	651,262
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	4,700,000	3,662,428
Massachusetts, Port Authority Revenue, ETM, 13.0%, 7/1/2013	790,000	983,969
Massachusetts, Project Revenue, Prerefunded, 9.2%, 12/15/2031	17,000,000	21,542,570
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Series B, Prerefunded, 9.15%, 12/15/2023	3,000,000	3,796,650
Massachusetts, Sales & Special Tax Revenue, Federal Highway Grant, Series A, Zero Coupon, 12/15/2014	27,680,000	23,859,330
Massachusetts, State Development Finance Agency Revenue, Linden Ponds, Inc. Facility, Series A, 5.5%, 11/15/2027	1,680,000	1,131,010
Massachusetts, State Development Finance Agency, Resource Recovery Revenue, SEMASS Partnership:
Series A, 5.625%, 1/1/2015 (b)	4,000,000	4,008,120
Series A, 5.625%, 1/1/2016 (b)	2,750,000	2,747,607
Massachusetts, State General Obligation, College Building Authority Project, Series A, 7.5%, 5/1/2010	4,110,000	4,371,396
Massachusetts, State General Obligation, Consolidated Loan:
Series D, 5.5%, 11/1/2018 (b)	4,000,000	4,768,280
Series D, 5.5%, 11/1/2019 (b)	7,500,000	8,942,025
Series D, 5.5%, 11/1/2020 (b)	2,000,000	2,389,100
Massachusetts, State General Obligation, Transportation Authority, Series A, 5.875%, 3/1/2015 (a)	10,075,000	11,642,972
Massachusetts, State Health & Educational Facilities Authority Revenue, Boston Medical Center Project, 5.25%, 7/1/2038	18,000,000	15,450,120
Massachusetts, State Health & Educational Facilities Authority Revenue, Massachusetts Institute of Technology, Series K, 5.5%, 7/1/2022 (a)	9,000,000	11,036,520
Massachusetts, State Port Authority Revenue, Series B, AMT, 5.5%, 7/1/2012 (b)	3,025,000	3,059,908
Massachusetts, State Port Authority Special Facilities Revenue, Delta Air Lines, Inc. Project:
Series A, AMT, 5.5%, 1/1/2014 (b)	3,000,000	2,488,890
Series A, AMT, 5.5%, 1/1/2015 (b)	3,000,000	2,466,570
Series A, AMT, 5.5%, 1/1/2016 (b)	3,000,000	2,466,840
Massachusetts, State Water Resource Authority, Series C, 6.0%, 12/1/2011	3,905,000	4,176,749
Massachusetts, Transportation/Tolls Revenue, Turnpike Authority, Series C, Zero Coupon, 1/1/2018 (b)	10,000,000	6,380,800
Massachusetts, Water & Sewer Revenue, Water Authority:
Series J, 5.5%, 8/1/2020 (b)	34,315,000	40,905,196
Series J, 5.5%, 8/1/2021 (b)	5,685,000	6,850,823
Massachusetts, Water & Sewer Revenue, Water Resource Authority, Series A, ETM, 6.5%, 7/15/2019	13,710,000	16,790,637
		224,568,667
Michigan 2.1%
Detroit, MI, School District General Obligation, Series C, 5.25%, 5/1/2014 (b)	1,000,000	1,072,390
Detroit, MI, Sewer Disposal Revenue, Series D, 1.409%***, 7/1/2032 (b)	6,385,000	4,110,344
Detroit, MI, State General Obligation:
Series A-1, 5.375%, 4/1/2016 (b)	2,760,000	2,609,387
Series A-1, 5.375%, 4/1/2018 (b)	3,000,000	2,760,330
Detroit, MI, Water & Sewer Revenue, Series A, Zero Coupon, 7/1/2015 (b)	8,710,000	6,827,333
Michigan, Electric Revenue, Series A, 5.25%, 1/1/2018 (b)	11,000,000	12,583,670
Michigan, Sales & Special Tax Revenue, State Trunk Line, Series A, 5.5%, 11/1/2017	7,000,000	7,920,640
Michigan, State Building Authority Revenue, Facilities Program, Series I, 6.0%, 10/15/2038	9,000,000	9,590,310
Michigan, State Grant Anticipation Bonds, 5.25%, 9/15/2023 (b)	7,500,000	7,795,800
Michigan, State Hospital Finance Authority Revenue, Trinity Health, Series A, 6.5%, 12/1/2033	10,000,000	10,824,900
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital, 8.25%, 9/1/2039	7,200,000	8,134,488
Tawas City, MI, Hospital Finance Authority, St. Joseph Health Services, Series A, ETM, 5.6%, 2/15/2013	1,060,000	1,123,929
		75,353,521
Minnesota 0.5%
Minneapolis, MN, Health Care System Revenue, Fairview Health Services, Series A, 6.75%, 11/15/2032	6,440,000	6,798,901
University of Minnesota, Higher Education Revenue:
Series A, ETM, 5.75%, 7/1/2017	3,240,000	3,996,087
Series A, ETM, 5.75%, 7/1/2018	6,760,000	8,390,174
		19,185,162
Mississippi 0.3%
Warren County, MS, Gulf Opportunity, International Paper Co.:
Series A, 5.5%, 9/1/2031	5,000,000	3,821,450
Series A, 6.5%, 9/1/2032	7,420,000	6,429,875
		10,251,325
Missouri 0.6%
Cape Girardeau County, MO, Industrial Development Authority, Health Care Facilities Revenue, St. Francis Medical Center, Series A, 5.75%, 6/1/2039	2,150,000	2,182,658
Missouri, State Health & Educational Facilities Authority Revenue, Lutheran Senior Services, Series C, 5.0%, 2/1/2042	8,240,000	5,747,730
Missouri, Water & Sewer Revenue, Environmental Improvement and Energy Resource Authority, Series B, 5.5%, 7/1/2014	3,000,000	3,491,370
St. Louis, MO, Industrial Development Authority Revenue, Convention Center Hotel, Zero Coupon, 7/15/2016 (b)	6,895,000	4,235,461
St. Louis, MO, Special Assessment Revenue, Scullin Redevelopment Area, Series A, 10.0%, 8/1/2010	2,035,000	2,114,141
St. Louis, MO, State General Obligation Lease, Industrial Development Authority, Convention Center Hotel, Zero Coupon, 7/15/2015 (b)	4,200,000	2,788,842
		20,560,202
Montana 0.1%
Montana, State Board of Regents Higher Education Revenue, University of Montana, Series F, 6.0%, 5/15/2019 (b)	4,545,000	4,794,748
Nebraska 0.4%
Omaha, NE, Public Power District Electric Revenue:
Series A, 5.5%, 2/1/2033	1,000,000	1,049,830
Series A, 5.5%, 2/1/2035	1,000,000	1,046,220
Series A, 5.5%, 2/1/2039	1,000,000	1,044,780
Series B, ETM, 6.2%, 2/1/2017	4,700,000	5,592,718
Omaha, NE, School District General Obligation, Series A, ETM, 6.5%, 12/1/2017	4,000,000	5,229,480
		13,963,028
Nevada 0.2%
Clark County, NV, Airport Revenue, Airport Jet Aviation Fuel:
Series C, AMT, 5.375%, 7/1/2018 (b)	1,500,000	1,450,230
Series C, AMT, 5.375%, 7/1/2019 (b)	1,100,000	1,060,543
Series C, AMT, 5.375%, 7/1/2020 (b)	1,100,000	1,052,128
Las Vegas, NV, Transportation/Tolls Revenue, Monorail Department Business and Industry:
Zero Coupon, 1/1/2013 (b)	5,000,000	1,726,000
3.688%, 1/1/2040 (e)	15,000,000	750,000
		6,038,901
New Jersey 3.0%
New Jersey, Economic Development Authority Revenue, Cigarette Tax:
5.5%, 6/15/2031	3,000,000	2,352,330
5.75%, 6/15/2034	2,455,000	1,958,771
New Jersey, Economic Development Authority Revenue, Motor Vehicle Surplus Revenue:
Series A, 5.0%, 7/1/2022 (b)	7,140,000	7,300,507
Series A, 5.0%, 7/1/2023 (b)	8,845,000	9,035,698
New Jersey, Garden State Preservation Trust, Open Space & Farm Land, Series 2005-A, 5.8%, 11/1/2023 (b)	5,000,000	5,681,700
New Jersey, Highway Authority Revenue, Garden State Parkway, ETM, 6.5%, 1/1/2011	1,025,000	1,079,961
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,000,000	742,790
New Jersey, State Transportation Trust Fund Authority:
Series A, 5.75%, 6/15/2016 (b)	4,000,000	4,513,840
Series A, 5.75%, 6/15/2018 (b)	3,000,000	3,394,110
Series A, 5.75%, 6/15/2020 (b)	11,000,000	12,124,640
Series A, 6.0%, 12/15/2038	17,000,000	18,479,170
New Jersey, State Turnpike Authority Revenue:
Series E, 5.25%, 1/1/2040	5,250,000	5,344,762
Series C-2005, 6.5%, 1/1/2016 (b)	16,130,000	19,255,639
Series C-2005, ETM, 6.5%, 1/1/2016 (b)	425,000	533,396
New Jersey, Tobacco Settlement Financing Corp., Series 1-A, 5.0%, 6/1/2041	7,300,000	4,419,347
New Jersey, Transportation/Tolls Revenue, Series A, 5.75%, 6/15/2017	8,000,000	9,076,560
		105,293,221
New Mexico 0.1%
New Mexico, Single Family Housing Revenue, Mortgage Finance Authority, Series E2, AMT, 6.8%, 3/1/2031	2,085,000	2,119,048
New York 3.6%
Monroe County, NY, Airport Authority Revenue, Greater Rochester International:
AMT, 5.75%, 1/1/2014 (b)	4,010,000	4,146,701
AMT, 5.75%, 1/1/2015 (b)	5,030,000	5,206,754
AMT, 5.875%, 1/1/2016 (b)	3,830,000	3,981,132
New York, Higher Education Revenue, Dormitory Authority, Series B, 5.25%, 5/15/2019 (b)	11,860,000	12,729,101
New York, Higher Education Revenue, Dormitory Authority, City University, Series B, 6.0%, 7/1/2014 (b)	7,000,000	7,463,330
New York, School District General Obligation, Dormitory Authority, City University, Series A, 5.5%, 5/15/2019	1,500,000	1,679,670
New York, Senior Care Revenue, Dormitory Authority, City University, Series A, 5.25%, 5/15/2021	2,000,000	2,180,300
New York, State Agency General Obligation Lease, Dormitory Authority, City University:
Series D, ETM, 7.0%, 7/1/2009 (b)	595,000	598,511
Series C, 7.5%, 7/1/2010 (b)	2,200,000	2,261,710
New York, State Agency General Obligation Lease, Metropolitan Transportation Authority, Series A, ETM, 6.0%, 4/1/2020 (b)	5,000,000	6,174,700
New York, State Agency General Obligation Lease, Urban Development Corp., 5.7%, 4/1/2020	3,600,000	4,165,380
New York, State Dormitory Authority, State Personal Income Tax Revenue, Series A, 5.0%, 3/15/2038	8,750,000	8,796,462
New York, State General Obligation Lease, Urban Development Corp., State Facilities, 5.6%, 4/1/2015	4,655,000	5,114,867
New York, State General Obligation, Tobacco Settlement Financing Corp.:
Series A-1, 5.25%, 6/1/2022 (b)	12,600,000	12,807,522
Series A-1, 5.5%, 6/1/2019	6,850,000	7,152,085
New York, Transportation/Tolls Revenue, Transportation Authority, Series E, 5.5%, 11/15/2021 (b)	6,000,000	6,225,420
New York, Water & Sewer Revenue, Environmental Facilities Corp., State Water Pollution Control, Series E, 6.875%, 6/15/2014	4,560,000	4,581,706
New York City, NY, Industrial Development Agency Revenue, Liberty-7, World Trade Center, Series A, 6.25%, 3/1/2015	10,000,000	8,745,000
New York City, NY, Industrial Development Agency, Special Facility Revenue, American Airlines, JFK International Airport, AMT, 7.75%, 8/1/2031	16,500,000	15,387,240
New York, NY, Core City General Obligation, Series G, Zero Coupon, 8/1/2009 (b)	4,995,000	4,988,706
New York, NY, General Obligation, Series A, 6.5%, 5/15/2012	770,000	808,739
		125,195,036
North Carolina 1.6%
Charlotte, NC, Core City General Obligation, 5.5%, 8/1/2018	4,165,000	4,593,287
North Carolina, Electric Revenue, 5.25%, 1/1/2020 (b)	4,000,000	4,115,600
North Carolina, Electric Revenue, Eastern Municipal Power Agency:
6.0%, 1/1/2018 (b)	8,775,000	9,890,215
Series B, 6.0%, 1/1/2022 (b)	18,775,000	20,884,371
North Carolina, Medical Care Commission, Health Care Facilities Revenue, University Health System, Series D, 6.25%, 12/1/2033	17,000,000	18,193,740
		57,677,213
Ohio 1.3%
Akron, OH, Project Revenue, Economic Development, 6.0%, 12/1/2012 (b)	1,000,000	1,086,860
Avon, OH, School District General Obligation, 6.5%, 12/1/2015 (b)	940,000	1,110,713
Beavercreek, OH, School District General Obligation, Local School District, 6.6%, 12/1/2015 (b)	1,500,000	1,769,880
Big Walnut, OH, School District General Obligation, Local School District, Zero Coupon, 12/1/2012 (b)	420,000	383,132
Buckeye, OH, Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/1/2030	13,275,000	10,416,362
Cleveland, OH, Electric Revenue, Public Power Systems Revenue, Series 1, 6.0%, 11/15/2011 (b)	1,050,000	1,166,708
Cleveland, OH, Sales & Special Tax Revenue, Urban Renewal Tax Increment, Rock & Roll Hall of Fame and Museum Project, 6.75%, 3/15/2018	1,000,000	995,620
Cuyahoga County, OH, County General Obligation, 5.65%, 5/15/2018	500,000	576,540
Fayette County, OH, School District General Obligation, Rattlesnake Improvement Area Project, 5.9%, 12/1/2013	50,000	51,747
Finneytown, OH, Other General Obligation, Local School District, 6.2%, 12/1/2017 (b)	320,000	382,851
Franklin County, OH, Healthcare Facilities Revenue, Presbyterian Services, 5.5%, 7/1/2017	1,000,000	851,780
Franklin County, OH, School District General Obligation, 6.5%, 12/1/2013	500,000	564,800
Green Springs, OH, Senior Care Revenue, Hospital & Healthcare Facilities Revenue, Series A, 7.0%, 5/15/2014*	3,555,000	2,648,688
Green Springs, OH, Senior Care Revenue, St. Francis Health Care Center Project, Series A, 7.125%, 5/15/2025*	4,405,000	2,728,281
Hilliard, OH, School District General Obligation, Series A, Zero Coupon, 12/1/2012 (b)	1,655,000	1,505,818
Huber Heights, OH, Water & Sewer Revenue, Zero Coupon, 12/1/2012 (b)	1,005,000	919,485
Liberty Benton, OH, School District General Obligation, Zero Coupon, 12/1/2014 (b)	570,000	475,443
Liberty, OH, School District General Obligation, Zero Coupon, 12/1/2012 (b)	255,000	227,962
Lorain County, OH, Lakeland Community Hospital, Inc., ETM, 6.5%, 11/15/2012	440,000	469,762
Napoleon, OH, Hospital & Healthcare Revenue, Lutheran Orphans Home, 6.875%, 8/1/2023	240,000	240,446
North Olmstead, OH, Other General Obligation, 6.2%, 12/1/2011 (b)	1,530,000	1,609,116
Ohio, Higher Education Revenue, Case Western Reserve University:
6.0%, 10/1/2014	1,000,000	1,145,610
Series B, 6.5%, 10/1/2020	2,250,000	2,709,270
Ohio, Mortgage Revenue, Single Family Housing Finance Agency, Prerefunded, Zero Coupon, 1/15/2015 (b)	7,875,000	6,062,061
Ohio, School District General Obligation, 6.0%, 12/1/2019 (b)	475,000	561,569
Ohio, Water & Sewer Revenue, Bay Shore Project, Series A, AMT, 5.875%, 9/1/2020	3,450,000	2,785,358
Springboro, OH, School District General Obligation, Community City School District, 6.0%, 12/1/2011 (b)	320,000	338,470
Toledo, OH, Other General Obligation, Macy's Project, Series A, AMT, 6.35%, 12/1/2025 (b)	1,000,000	1,003,350
Wayne, OH, School District General Obligation:
6.45%, 12/1/2011 (b)	100,000	107,035
6.6%, 12/1/2016 (b)	200,000	238,618
Wooster, OH, School District General Obligation, Zero Coupon, 12/1/2013 (b)	930,000	827,858
		45,961,193
Oklahoma 1.1%
Oklahoma, Hospital & Healthcare Revenue, Valley View Hospital Authority, 6.0%, 8/15/2014	2,130,000	2,085,866
Oklahoma, State Municipal Power Authority, Supply System Revenue, Series A, 6.0%, 1/1/2038	8,625,000	9,220,815
Oklahoma, Water & Sewer Revenue, McGee Creek Authority, 6.0%, 1/1/2023 (b)	23,125,000	26,693,188
		37,999,869
Pennsylvania 3.8%
Allegheny County, PA, Airport Revenue, Pittsburgh International Airport:
Series A-1, AMT, 5.75%, 1/1/2011 (b)	3,000,000	3,103,350
Series A, AMT, 5.75%, 1/1/2013 (b)	9,400,000	9,750,338
Series A-1, AMT, 5.75%, 1/1/2014 (b)	10,500,000	10,857,945
Allegheny County, PA, Hospital Development Authority Revenue, University of Pittsburgh Medical, 5.625%, 8/15/2039 (d)	11,800,000	11,803,422
Allegheny County, PA, Port Authority Revenue:
5.5%, 3/1/2015 (b)	2,000,000	2,091,200
5.5%, 3/1/2016 (b)	1,000,000	1,042,230
5.5%, 3/1/2017 (b)	1,000,000	1,038,790
Berks County, PA, Hospital & Healthcare Revenue, Municipal Authority, Reading Hospital & Medical Center Project, 5.7%, 10/1/2014 (b)	1,000,000	1,084,290
Delaware Valley, PA, Regional Finance Authority, Local Government Revenue, 5.75%, 7/1/2017	25,000,000	27,399,750
Erie County, PA, Industrial Development Revenue, Pollution Control, Series A, 5.3%, 4/1/2012	1,000,000	987,900
Exter Township, PA, School District General Obligation, Zero Coupon, 5/15/2017 (b)	3,700,000	2,679,873
Indiana County, PA, Pollution Control Revenue, Industrial Development Authority, 5.35%, 11/1/2010 (b)	1,000,000	1,048,760
Latrobe, PA, Higher Education Revenue, Industrial Development Authority, 5.375%, 5/1/2013	820,000	866,379
New Castle, PA, Hospital & Healthcare Revenue, Area Hospital Authority, Jameson Memorial Hospital, 6.0%, 7/1/2010 (b)	845,000	862,170
Pennsylvania, Core City General Obligation, Regional Finance Authority Local Government, 5.75%, 7/1/2032	28,000,000	30,371,600
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	7,340,000	7,516,307
Pennsylvania, Sales & Special Tax Revenue, Convention Center Authority, Series A, ETM, 6.0%, 9/1/2019 (b)	2,200,000	2,676,520
Pennsylvania, Water & Sewer Revenue, 5.25%, 11/1/2014 (b)	1,750,000	1,928,430
Philadelphia, PA, Water & Sewer Revenue, 6.25%, 8/1/2010 (b)	1,000,000	1,052,460
Philadelphia, PA, Water & Wastewater Revenue:
Series A, 5.25%, 1/1/2032	3,000,000	3,011,070
Series A, 5.25%, 1/1/2036	2,500,000	2,475,125
Pittsburgh, PA, Core City General Obligation, Series A, 5.5%, 9/1/2014 (b)	1,500,000	1,603,620
Pittsburgh, PA, Water & Sewer System, ETM, 7.25%, 9/1/2014 (b)	100,000	114,601
Westmoreland County, PA, Hospital & Healthcare Revenue, Industrial Development Authority, 5.375%, 7/1/2011 (b)	3,935,000	4,074,378
Westmoreland County, PA, Project Revenue, Zero Coupon, 8/15/2017 (b)	6,230,000	4,480,180
		133,920,688
Puerto Rico 3.0%
Puerto Rico, Electric Power Authority Revenue:
Series JJ, 5.375%, 7/1/2017 (b)	8,500,000	8,661,415
Series KK, 5.5%, 7/1/2016 (b)	10,000,000	10,514,000
Puerto Rico Commonwealth, General Obligation:
Series A, 5.5%, 7/1/2019 (b)	7,440,000	7,459,567
Series A, 5.5%, 7/1/2020 (b)	13,250,000	13,254,770
Series A, 5.5%, 7/1/2021 (b)	6,000,000	5,981,340
6.0%, 7/1/2013 (b)	5,000,000	5,227,650
6.0%, 7/1/2014 (b)	10,000,000	10,459,900
6.0%, 7/1/2016 (b)	2,000,000	2,110,100
6.25%, 7/1/2013 (b)	1,850,000	1,951,232
Puerto Rico Commonwealth, Highway & Transportation Authority Revenue:
Series L, 5.25%, 7/1/2038 (b)	24,000,000	21,657,600
5.5%, 7/1/2028 (b)	19,545,000	18,698,506
		105,976,080
Rhode Island 1.4%
Rhode Island, Economic Protection Corp., Special Obligation, Series B, ETM, 5.8%, 8/1/2013 (b)	7,340,000	8,576,643
Rhode Island, Health & Educational Building Corp., Higher Education Facility Revenue, University of Rhode Island, Series A, 6.25%, 9/15/2034	10,000,000	10,275,400
Rhode Island, Project Revenue, Convention Center Authority, Series B, 5.25%, 5/15/2015 (b)	22,000,000	23,894,640
Rhode Island, Tobacco Settlement Financing Corp., Series A, 6.125%, 6/1/2032	7,750,000	6,508,915
		49,255,598
South Carolina 0.9%
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance:
Series C, Prerefunded, 7.0%, 8/1/2030	7,740,000	9,211,137
Series A, Prerefunded, 7.375%, 12/15/2021	4,500,000	5,003,865
South Carolina, Piedmont Municipal Power Agency, Electric Revenue:
5.5%, 1/1/2012 (b)	2,810,000	2,958,536
Series A, ETM, 6.5%, 1/1/2016 (b)	430,000	539,671
6.75%, 1/1/2019 (b)	2,065,000	2,427,056
ETM, 6.75%, 1/1/2019 (b)	1,460,000	1,923,959
South Carolina, State Public Service Authority Revenue, Santee Cooper, Series A, 5.375%, 1/1/2028	2,500,000	2,672,750
South Carolina, Tobacco Settlement Revenue Management Authority, Series B, 6.0%, 5/15/2022	4,945,000	5,229,140
		29,966,114
Tennessee 2.2%
Jackson, TN, Hospital Revenue, Jackson-Madison Project:
5.5%, 4/1/2033	3,000,000	3,024,810
5.625%, 4/1/2038	4,550,000	4,501,588
5.75%, 4/1/2041	8,675,000	8,623,991
Knox County, TN, Health Educational & Housing Facilities Board, Hospital Revenue, Fort Sanders Alliance, 5.75%, 1/1/2012 (b)	17,880,000	18,323,067
Knox County, TN, Hospital & Healthcare Revenue, Sanders Alliance:
5.75%, 1/1/2011 (b)	15,405,000	15,729,583
5.75%, 1/1/2014 (b)	2,000,000	2,050,020
6.25%, 1/1/2013 (b)	4,000,000	4,162,840
Shelby County, TN, County General Obligation, Zero Coupon, 8/1/2014	4,965,000	4,338,020
Sullivan County, TN, Health, Educational & Housing Facilities Board, Hospital Revenue, Wellmont Health Systems Project, Series C, 5.25%, 9/1/2036	10,000,000	6,720,500
Tennessee, Energy Acquisition Corp., Gas Revenue:
Series A, 5.25%, 9/1/2019	7,000,000	6,511,680
Series A, 5.25%, 9/1/2021	2,000,000	1,827,600
		75,813,699
Texas 8.0%
Abilene, TX, Senior Care Revenue, Sears Methodist Retirement, Health Facilities Development, Series A, 5.875%, 11/15/2018	3,250,000	2,814,695
Austin, TX, Austin-Bergstrom Landhost Enterprises, Inc., Airport Hotel Project, Series A, 6.75%, 4/1/2027*	21,335,000	14,688,081
Austin, TX, Water & Sewer Revenue, Utility Systems, Zero Coupon, 11/15/2012 (b)	13,520,000	12,325,643
Cypress and Fairbanks, TX, School District General Obligation, Cypress-Fairbanks Texas Independent School District:
Series A, Zero Coupon, 2/15/2013	4,840,000	4,478,597
Series A, Zero Coupon, 2/15/2014	6,000,000	5,345,940
Dallas County, TX, Utility & Reclamation District:
5.25%, 2/15/2019 (b)	8,220,000	8,236,029
5.25%, 2/15/2020 (b)	10,250,000	10,191,985
Dallas, TX, Single Family Housing Revenue, Zero Coupon, 10/1/2016 (b)	695,000	330,062
Harris County, TX, County General Obligation, Zero Coupon, 10/1/2017 (b)	3,910,000	2,940,398
Harris County, TX, Health Facilities Development Corp. Hospital Revenue, Memorial Hermann Healthcare System, Series B, 7.25%, 12/1/2035	5,000,000	5,410,150
Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Medical Center Project, 6.25%, 5/15/2010 (b)	3,000,000	3,061,170
Houston, TX, Airport Systems Revenue, Series B, 5.0%, 7/1/2027 (b)	21,030,000	20,660,713
Houston, TX, Utility Systems Revenue:
Series A, 5.25%, 5/15/2020 (b)	2,500,000	2,661,300
Series A, 5.25%, 5/15/2021 (b)	10,000,000	10,582,200
Series A, 5.25%, 5/15/2022 (b)	30,000,000	31,586,400
Houston, TX, Water & Sewer Revenue:
Series C, Zero Coupon, 12/1/2009 (b)	14,750,000	14,686,575
Series C, Zero Coupon, 12/1/2010 (b)	5,000,000	4,893,600
Series C, Zero Coupon, 12/1/2012 (b)	4,350,000	4,006,133
North Texas, Tollway Authority Revenue: First Tier, Series A, 5.625%, 1/1/2033	6,500,000	6,453,460
Second Tier, Series F, 5.75%, 1/1/2033	12,210,000	12,193,639
Second Tier, Series F, 5.75%, 1/1/2038	16,500,000	16,271,145
Northeast, TX, Hospital & Healthcare Revenue, Northeast Medical Center, 6.0%, 5/15/2010 (b)	2,180,000	2,274,961
Tarrant County, TX, Health Facilities Development Corp. Revenue, Cumberland Rest, Inc. Project, 3.9%**, 8/15/2036, HSH Nordbank AG (c)	4,500,000	4,500,000
Texas, Dallas/Fort Worth International Airport Revenue, Series A, AMT, 5.5%, 11/1/2019 (b)	20,000,000	20,217,600
Texas, Electric Revenue:
Zero Coupon, 9/1/2017 (b)	5,880,000	4,059,023
ETM, Zero Coupon, 9/1/2017 (b)	120,000	91,067
Texas, Electric Revenue, Municipal Power Agency, Zero Coupon, 9/1/2016 (b)	18,300,000	13,407,312
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue:
Series B, 1.434%***, 12/15/2017	10,000,000	6,467,500
Series B, 1.584%***, 12/15/2026	9,300,000	4,294,275
Series D, 6.25%, 12/15/2026	20,000,000	19,278,000
Texas, Municipal Power Agency, ETM, Zero Coupon, 9/1/2016 (b)	375,000	299,044
Texas, Other General Obligation, 7.0%, 9/15/2012	4,088,045	4,159,095
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue:
5.5%, 8/1/2021	5,575,000	5,215,914
5.5%, 8/1/2025	2,750,000	2,530,935
		280,612,641
Utah 0.1%
Provo, UT, Electric Revenue, Series A, ETM, 10.375%, 9/15/2015 (b)	1,120,000	1,424,550
Salt Lake City, UT, Core City General Obligation, 5.75%, 6/15/2014	25,000	26,146
Salt Lake City, UT, Hospital & Healthcare Revenue, IHC Hospitals, Inc., 6.15%, 2/15/2012	1,500,000	1,610,085
Utah, Electric Revenue, Intermountain Power Agency, Series A, ETM, 5.0%, 7/1/2012 (b)	540,000	541,404
		3,602,185
Virgin Islands 0.0%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, Prerefunded, 6.5%, 10/1/2024	1,500,000	1,631,535
Virginia 1.1%
Fairfax County, VA, Hospital & Healthcare Revenue, Economic Development Authority, Greenspring Retirement Community, Series A, Prerefunded, 7.25%, 10/1/2019	2,000,000	2,085,880
Fairfax County, VA, Hospital & Healthcare Revenue, Economic Development Finance Authority, Series A, Prerefunded, 7.5%, 10/1/2029	7,100,000	7,410,909
Roanoke, VA, Hospital & Healthcare Revenue, Industrial Development Authority, Roanoke Memorial Hospital, Series B, ETM, 6.125%, 7/1/2017 (b)	5,500,000	6,611,000
Virginia, Tobacco Settlement Financing Corp., Series B-1, 5.0%, 6/1/2047	6,000,000	3,556,860
Virginia Beach, VA, Hospital & Healthcare Revenue, Development Authority Hospital Facility First Mortgage, 5.125%, 2/15/2018 (b)	3,000,000	3,146,910
Washington County, VA, Industrial Development Authority, Hospital Facility Revenue, Mountain States Health Alliance, Series C, 7.75%, 7/1/2038	7,760,000	8,328,963
Winchester, VA, Hospital & Healthcare Revenue, Industrial Development Authority, 5.5%, 1/1/2015 (b)	5,700,000	6,195,558
		37,336,080
Washington 1.7%
Chelan County, WA, Electric Revenue, Public Utilities, Columbia River Rock, Zero Coupon, 6/1/2014 (b)	12,685,000	11,102,419
Clark County, WA, General Obligation Hockinson School District No. 98, 6.125%, 12/1/2011 (b)	1,515,000	1,618,459
Clark County, WA, School District General Obligation, Zero Coupon, 12/1/2017 (b)	6,725,000	4,922,162
King and Snohomish Counties, WA, School District General Obligation, No. 417 Northshore, 5.6%, 12/1/2010 (b)	1,650,000	1,706,694
Port Seattle, WA, Airport Revenue, Series B, AMT, 6.0%, 2/1/2014 (b)	4,000,000	4,300,040
Seattle, WA, Airport Revenue, Series B, AMT, 6.0%, 2/1/2012 (b)	1,765,000	1,878,666
Washington, Electric Revenue, Public Power Supply Systems:
Series A, Zero Coupon, 7/1/2010 (b)	5,860,000	5,753,582
Series B, 7.25%, 7/1/2009 (b)	2,880,000	2,894,688
Washington, Hospital & Healthcare Revenue, HealthCare Facilities Authority:
ETM, 5.8%, 11/1/2009 (b)	4,595,000	4,695,677
ETM, 5.8%, 11/1/2010 (b)	2,100,000	2,243,556
Washington, State General Obligation, Series 5, Zero Coupon, 1/1/2017 (b)	4,535,000	3,498,163
Washington, State Health Care Facilities Authority Revenue, Series B, 5.0%, 2/15/2027 (b)	7,360,000	6,092,976
Washington, State Health Care Facilities Authority Revenue, Virginia Mason Medical Center, Series A, 6.125%, 8/15/2037	12,035,000	9,970,396
		60,677,478
West Virginia 0.1%
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center, Prerefunded, 6.75%, 9/1/2030	590,000	639,531
West Virginia, Hospital Finance Authority, Charleston Medical Center, Prerefunded, 6.75%, 9/1/2030	2,410,000	2,612,319
		3,251,850
Wisconsin 2.2%
Milwaukee County, WI, Series A, ETM, Zero Coupon, 12/1/2011 (b)	220,000	211,231
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority:
6.1%, 8/15/2009 (b)	2,000,000	2,008,500
Series B, ETM, 6.25%, 1/1/2022 (b)	4,215,000	5,098,590
Series C, ETM, 6.25%, 1/1/2022 (b)	7,360,000	9,017,914
Series AA, ETM, 6.45%, 6/1/2009 (b)	2,485,000	2,485,820
Series AA, ETM, 6.45%, 6/1/2010 (b)	2,650,000	2,802,455
Series AA, ETM, 6.5%, 6/1/2011 (b)	2,820,000	3,116,185
Series AA, ETM, 6.5%, 6/1/2012 (b)	3,000,000	3,434,910
Wisconsin, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Aurora Health Care, Inc.:
Series A, 5.6%, 2/15/2029	17,800,000	16,013,770
6.875%, 4/15/2030	14,000,000	14,128,380
Wisconsin, State Health & Educational Facilities Authority Revenue, Prohealth Care, Inc. Obligation Group, 6.625%, 2/15/2039	7,335,000	7,602,287
Wisconsin, State Health & Educational Facilities Authority Revenue, Thedacare, Inc., Series A, 5.5%, 12/15/2038 (d)	13,235,000	12,659,145
		78,579,187
Total Municipal Bonds and Notes (Cost $3,191,646,692)		3,323,350,608

Municipal Inverse Floating Rate Notes (f) 15.2%
California 3.4%
California, San Francisco Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2031 (g)	10,700,000	10,734,165
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962-4, 144A, 13.888%, 4/1/2031, Leverage Factor at purchase date: 3 to 1
California, University of California Revenues, Series O, 5.25%, 5/15/2039 (g)	15,620,000	16,034,164
Trust: California, University of California Revenues, Series 3368-2, 144A, 18.54%, 5/15/2039, Leverage Factor at purchase date: 4 to 1
California, State Department of Water Resources Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2023 (g)	5,236,056	5,667,108
California, State Department of Water Resources Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2024 (g)	3,742,268	4,050,345
California, State Department of Water Resources Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2025 (g)	3,118,557	3,375,288
Trust: California, State Department of Water Resources Revenue, Series 2705, 144A, 12.5%, 12/1/2023, Leverage Factor at purchase date: 3 to 1
Los Angeles, CA, Community College District, 2008 Election, Series A, 6.0%, 8/1/2033 (g)	30,000,000	32,359,500
Trust: Los Angeles, CA, Community College District, Series R-11728, 144A, 26.6%, 8/1/2033, Leverage Factor at purchase date: 5 to 1
Los Angeles, CA, Waste Water System Revenue, Series A, 5.375%, 6/1/2039 (g)	30,000,000	30,499,050
Trust: Los Angeles, CA, Series 3371-2, 144A, 19.04%, 6/1/2039, Leverage Factor at purchase date: 4 to 1
San Francisco, CA, Bay Area Rapid Transportation District, Election of 2004, Series B, 5.0%, 8/1/2032 (g)	14,997,001	15,400,951
Trust: San Francisco, CA, General Obligation, Series 3161, 144A, 13.537%, 8/1/2032, Leverage Factor at purchase date: 3 to 1
		118,120,571
District of Columbia 0.7%
District of Columbia, Income Tax Revenue, Series A, 5.5%, 12/1/2030 (g)	22,000,000	23,768,360
Trust: District of Columbia, Series 3369, 144A, 19.39%, 12/1/2030, Leverage Factor at purchase date: 4 to 1
Florida 1.8%
Florida, State Turnpike Authority Revenue, Department of Transportation, Series A, 5.0%, 7/1/2021 (g)	30,130,000	31,505,610
Trust: Florida, State Turnpike Authority Revenue, Series 2514, 144A, 40.638%, 7/1/2021, Leverage Factor at purchase date: 10 to 1
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2023 (b) (g)	3,740,000	3,757,127
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2024 (b) (g)	3,915,000	3,932,928
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2025 (b) (g)	4,122,500	4,141,378
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2026 (b) (g)	4,317,500	4,337,271
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2032 (b) (g)	16,470,000	16,545,421
Trust: Miami-Dade County, FL, Series 2008-1160, 144A, 9.001%, 7/1/2023, Leverage Factor at purchase date: 2 to 1
		64,219,735
Massachusetts 1.6%
Massachusetts, State General Obligation, Series A, 5.0%, 8/1/2027 (g)	7,825,000	8,206,586
Massachusetts, State General Obligation, Series A, 5.0%, 8/1/2033 (g)	3,000,000	3,146,295
Massachusetts, State General Obligation, Series A, 5.0%, 8/1/2038 (g)	2,750,000	2,884,103
Trust: Massachusetts, State General Obligation, Series 2008-1203, 144A, 14.558%, 8/1/2027, Leverage Factor at purchase date: 3 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2026 (b) (g)	20,000,000	21,245,500
Trust: Massachusetts, State General Obligation, Series 2022-1, 144A, 40.55%, 8/1/2026, Leverage Factor at purchase date: 10 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2027 (b) (g)	20,000,000	21,245,500
Trust: Massachusetts, State General Obligation, Series 2022-2, 144A, 40.55%, 8/1/2027, Leverage Factor at purchase date: 10 to 1
		56,727,984
Nevada 1.8%
Clark County, NV, General Obligation, 5.0%, 6/1/2028 (g)	6,252,645	6,315,558
Clark County, NV, General Obligation, 5.0%, 6/1/2029 (g)	6,565,277	6,631,336
Clark County, NV, General Obligation, 5.0%, 6/1/2030 (g)	6,372,122	6,436,238
Trust: Clark County, NV, General Obligation, Series 3158, 144A, 13.433%, 6/1/2028, Leverage Factor at purchase date: 3 to 1
Clark County, NV, School District, Series C, 5.0%, 6/15/2021 (g)	16,118,519	16,474,523
Clark County, NV, School District, Series C, 5.0%, 6/15/2022 (g)	16,841,398	17,213,368
Clark County, NV, School District, Series C, 5.0%, 6/15/2023 (g)	10,876,807	11,117,038
Trust: Clark County, NV, School Improvements, Series 2008-1153, 144A, 9.301%, 6/15/2021, Leverage Factor at purchase date: 4 to 1
		64,188,061
New York 1.4%
New York, State Dormitory Authority Revenues, Columbia University, 5.0%, 7/1/2038 (g)	27,925,000	28,956,684
Trust: New York, State Dormitory Authority Revenues, Secondary Issues, Series R-11722-1, 144A, 17.321%, 7/1/2038, Leverage Factor at purchase date: 4 to 1
New York, NY, General Obligation, Series C-1, 5.0%, 10/1/2024, (b) (g)	19,425,000	20,136,646
Trust: New York, NY, Series 2008-1131, 144A, 9.052%, 10/1/2024, Leverage Factor at purchase date: 2 to 1
		49,093,330
North Carolina 0.6%
North Carolina, Capital Facilities Finance Agency Revenue, Duke University Project, Series B, 5.0%, 10/1/2038 (g)	20,000,000	20,498,800
Trust: North Carolina, Capital Facilities Finance Agency Revenue, Duke University Project, Series 3333, 144A, 17.36%, 10/1/2038, Leverage Factor at purchase date: 4 to 1
Ohio 1.0%
Columbus, OH, General Obligation, Series A, 5.0%, 9/1/2021 (g)	8,725,000	9,679,669
Columbus, OH, General Obligation, Series A, 5.0%, 9/1/2022 (g)	8,725,000	9,679,670
Trust: Columbus, OH, General Obligation, Series 2365, 144A, 17.291%, 9/1/2021, Leverage Factor at purchase date: 4 to 1
Ohio, State Higher Educational Facilities Community Revenue, Cleveland Clinic Health, Series A, 5.125%, 1/1/2028 (g)	6,032,233	6,151,002
Ohio, State Higher Educational Facilities Community Revenue, Cleveland Clinic Health, Series A, 5.25%, 1/1/2033 (g)	10,287,087	10,489,630
Trust: Ohio, State Higher Education Revenue, Series 3139, 144A, 14.399%, 1/1/2024, Leverage Factor at purchase date: 3 to 1
		35,999,971
Tennessee 1.9%
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2027 (g)	21,793,305	22,910,773
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-3, 144A, 17.445%, 1/1/2027, Leverage Factor at purchase date: 4 to 1
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2026 (g)	20,800,000	22,034,896
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-2, 144A, 17.45%, 1/1/2026, Leverage Factor at purchase date: 4 to 1
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2028 (g)	21,610,075	22,638,127
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-4, 144A, 17.458%, 1/1/2028, Leverage Factor at purchase date: 4 to 1
		67,583,796
Texas 1.0%
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2022 (g)	3,000,000	3,125,959
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2027 (g)	7,425,000	7,736,748
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2028 (g)	6,540,000	6,814,590
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2029 (g)	7,000,000	7,293,903
Trust: San Antonio, TX, Series 2008-1150, 144A, 9.302%, 2/1/2022, Leverage Factor at purchase date: 2 to 1
Texas, Water Development Board Revenue, Series B, 5.25%, 7/15/2026 (g)	10,000,000	10,780,500
Trust: Texas, Water Development Board, Series 2008-1173, 144A, 18.9%, 7/15/2026, Leverage Factor at purchase date: 4 to 1
		35,751,700
Total Municipal Inverse Floating Rate Notes (Cost $529,079,661)		535,952,308
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,720,726,353)+	109.7	3,859,302,916
Other Assets and Liabilities, Net	(9.7)	(342,636,928)
Net Assets	100.0	3,516,665,988
* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)	Value ($)
Austin, TX, Austin-Bergstrom Landhost Enterprises, Inc., Airport Hotel Project, Series A	6.75%	4/1/2027	21,335,000	21,337,200	14,688,081
Green Springs, OH, Senior Care Revenue, Hospital & Healthcare Facilities Revenue, Series A	7.0%	5/15/2014	3,555,000	3,508,947	2,648,688
Green Springs, OH, Senior Care Revenue, St. Francis Health Care Center Project, Series A	7.125%	5/15/2025	4,405,000	4,343,833	2,728,281
				29,189,980	20,065,050
** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2009.
*** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of May 31, 2009.
+ The cost for federal income tax purposes was $3,714,563,872. At May 31, 2009, net unrealized appreciation for all securities based on tax cost was $144,739,044. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $224,825,002 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $80,085,958.
(a) At May 31, 2009, this security has been pledged, in whole or in part, as collateral for open interest rate swaps.
(b) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	8.6
Assured Guaranty Corp.	0.8
Financial Guaranty Insurance Co	6.8
Financial Security Assurance, Inc.	10.4
National Public Finance Guarantee Corp.	25.4
XL Capital Assurance	0.2
(c) Security incorporates a letter of credit from the bank listed.
(d) When-issued security.
(e) Partial interest paying security. The rate shown represents 50% of the original coupon rate.
(f) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.
(g) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At May 31, 2009, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Appreciation/ (Depreciation) ($)
2/9/2009 2/8/2021	17,400,000[1]	Fixed — 4.681%	Floating — LIBOR	(1,719,164)
3/2/2010 3/2/2021	37,000,000[2]	Fixed —3.59%	Floating — LIBOR	1,536,599
12/17/2008 12/17/2022	18,800,000[2]	Fixed — 5.084%	Floating — LIBOR	(2,780,849)
3/17/2009 3/17/2024	5,900,000[3]	Fixed — 4.43%	Floating — LIBOR	(366,930)
1/8/2010 1/8/2025	12,000,000[1]	Fixed — 3.222%	Floating — LIBOR	1,232,191
3/17/2010 3/17/2025	10,300,000[1]	Fixed — 3.462%	Floating — LIBOR	836,456
1/8/2010 1/8/2026	49,800,000[1]	Fixed —3.133%	Floating — LIBOR	5,909,651
1/12/2010 1/12/2026	30,000,000[1]	Fixed — 3.034%	Floating — LIBOR	3,917,883
6/2/2010 6/4/2029	42,000,000[1]	Fixed — 4.446%	Floating — LIBOR	—
Total net unrealized appreciation on open interest rate swaps				8,565,837
Counterparties: [1] JPMorgan Chase Securities, Inc. [2] The Goldman Sachs and Co. [3] Citigroup, Inc.

LIBOR: Represents the London InterBank Offered Rate.

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ —	$ —
Level 2	3,841,794,563	8,565,837
Level 3	17,508,353	—
Total	$ 3,859,302,916	$ 8,565,837
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as interest rate swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at May 31, 2009:

Investments in Securities
Balance as of June 1, 2008	$ —
Total realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(258,465)
Amortization premium/discount	20,068
Net purchases (sales)	—
Net transfers in (out) of Level 3	17,746,750
Balance as of May 31, 2009	$ 17,508,353
Net change in unrealized appreciation (depreciation) from investments still held as of May 31, 2009	$ (258,465)

Financial Statements

Statement of Assets and Liabilities as of May 31, 2009
Assets
Investments: Investments in securities, at value (cost $3,720,726,353)	$ 3,859,302,916
Receivable for investments sold	4,650,684
Receivable for Fund shares sold	2,580,289
Interest receivable	56,591,423
Unrealized appreciation on open interest rate swaps	13,432,780
Other assets	103,518
Total assets	3,936,661,610
Liabilities
Cash overdraft	1,701,260
Payable for investments purchased	15,712,350
Payable for when-issued securities purchased	29,884,379
Payable for Fund shares redeemed	2,023,437
Payable for floating rate notes issued	360,393,315
Unrealized depreciation on open interest rate swaps	4,866,943
Distributions payable	2,704,136
Accrued management fee	946,777
Other accrued expenses and payables	1,763,025
Total liabilities	419,995,622
Net assets, at value	$ 3,516,665,988
Net Assets Consist of:
Undistributed net investment income	1,577,100
Net unrealized appreciation (depreciation) on: Investments	138,576,563
Interest rate swaps	8,565,837
Accumulated net realized gain (loss)	(3,247,558)
Paid-in capital	3,371,194,046
Net assets, at value	$ 3,516,665,988

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2009 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,627,239,301 ÷ 187,535,768 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.68
Maximum offering price per share (100 ÷ 95.50 of $8.68)	$ 9.09

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,696,056 ÷ 771,554 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.68

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($58,546,227 ÷ 6,747,789 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.68
Class S Net Asset Value, offering and redemption price(a) per share ($1,818,258,282 ÷ 209,268,535 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.69
Institutional Class Net Asset Value, offering and redemption price(a) per share ($5,926,122 ÷ 682,959 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.68
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2009
Investment Income
Income: Interest	$ 207,741,806
Expenses: Management fee	11,311,992
Distribution and service fees	4,348,956
Administration fee	3,432,379
Services to shareholders	2,332,215
Reports to shareholders	133,262
Professional fees	263,740
Trustees' fees and expenses	90,356
Registration fees	148,798
Custodian fee	95,098
Interest expense and fees on floating rate notes issued	12,291,266
Other	240,202
Total expenses before expense reductions	34,688,264
Expense reductions	(214,887)
Total expenses after expense reductions	34,473,377
Net investment income	173,268,429
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	37,100,760
Interest rate swaps	(32,395,456)
4,705,304
Change in net unrealized appreciation (depreciation) on: Investments	(78,105,290)
Interest rate swaps	6,343,311
(71,761,979)
Net gain (loss)	(67,056,675)
Net increase (decrease) in net assets resulting from operations	$ 106,211,754

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended May 31, 2009
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 106,211,754
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities: Purchases of long-term investments	(2,931,790,841)
Net amortization of premium (discount)	(18,076,987)
Proceeds from sales and maturities of long-term investments	3,131,993,876
(Increase) decrease in interest receivable	3,926,138
(Increase) decrease in other assets	(12,773)
(Increase) decrease in receivable for investments sold	749,348
Increase (decrease) in payable for investments purchased	41,531,993
Increase (decrease) in accrued expenses and payables	(390,349)
Change in net unrealized (appreciation) depreciation on investments	78,105,290
Change in net unrealized (appreciation) depreciation on interest rate swaps	(6,343,311)
Net realized (gain) loss from investments	(37,100,760)
Cash provided (used) by operating activities	$ 368,803,378
Cash Flows from Financing Activities
Net increase (decrease) in cash overdraft	1,429,957
Proceeds from shares sold	506,661,195
Cost of shares redeemed	(697,609,249)
Distributions paid (net of reinvestment of distributions)	(67,011,611)
Increase (decrease) in payable for floating rate notes issued	(112,273,670)
Cash provided (used) by financing activities	(368,803,378)
Supplemental Disclosure of Non-Cash Financing Activities
Reinvestment of distributions	$ 115,884,499
Interest expense on floating rate notes issued	$ (12,291,266)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended May 31,
Increase (Decrease) in Net Assets	2009	2008
Operations: Net investment income	$ 173,268,429	$ 173,768,217
Net realized gain (loss)	4,705,304	19,594,212
Change in net unrealized appreciation (depreciation)	(71,761,979)	(71,765,819)
Net increase (decrease) in net assets resulting from operations	106,211,754	121,596,610
Distributions to shareholders from: Net investment income: Class A	(77,611,473)	(79,911,289)
Class B	(352,094)	(559,746)
Class C	(1,678,734)	(902,775)
Class S	(89,581,894)	(90,980,331)
Institutional Class	(259,047)	(189,231)
Net realized gains: Class A	(6,335,777)	(1,887,516)
Class B	(32,556)	(15,784)
Class C	(152,497)	(23,835)
Class S	(7,260,022)	(2,057,143)
Institutional Class	(17,799)	(3,863)
Total distributions	(183,281,893)	(176,531,513)
Fund share transactions: Proceeds from shares sold	507,174,323	296,024,427
Reinvestment of distributions	115,884,499	108,609,184
Cost of shares redeemed	(695,902,284)	(531,349,137)
Redemption fees	10,238	1,732
Net increase (decrease) in net assets from Fund share transactions	(72,833,224)	(126,713,794)
Increase (decrease) in net assets	(149,903,363)	(181,648,697)
Net assets at beginning of period	3,666,569,351	3,848,218,048
Net assets at end of period (including undistributed net investment income of $1,577,100 and $950,670, respectively)	$ 3,516,665,988	$ 3,666,569,351

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 8.85	$ 8.99	$ 9.04	$ 9.20	$ 9.04
Income from investment operations: Net investment income	.41	.40	.39	.40	.42
Net realized and unrealized gain (loss)	(.14)	(.13)	.00*	(.16)	.16
Total from investment operations	.27	.27	.39	.24	.58
Less distributions from: Net investment income	(.41)	(.40)	(.39)	(.40)	(.42)
Net realized gains	(.03)	(.01)	(.05)	(.00)*	(.00)*
Total distributions	(.44)	(.41)	(.44)	(.40)	(.42)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 8.68	$ 8.85	$ 8.99	$ 9.04	$ 9.20
Total Return (%)[a]	3.38[b]	3.08[b]	4.36[b]	2.65[b]	6.53
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,627	1,745	1,843	1,949	2,147
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.11	1.16	1.04	1.11	.88
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.10	1.14	1.02	1.09	.88
Ratio of expenses after expense reductions (excluding interest expense) (%)	.74	.73	.73	.74	.74
Ratio of net investment income (%)	4.95	4.52	4.29	4.38	4.56
Portfolio turnover rate (%)	77	55	19	28	31
[a] Total return does not reflect the effect of any sales charges.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class B Years Ended May 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 8.86	$ 8.99	$ 9.04	$ 9.20	$ 9.04
Income from investment operations: Net investment income	.34	.34	.32	.33	.35
Net realized and unrealized gain (loss)	(.15)	(.13)	.00*	(.16)	.16
Total from investment operations	.19	.21	.32	.17	.51
Less distributions from: Net investment income	(.34)	(.33)	(.32)	(.33)	(.35)
Net realized gains	(.03)	(.01)	(.05)	(.00)*	(.00)*
Total distributions	(.37)	(.34)	(.37)	(.33)	(.35)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 8.68	$ 8.86	$ 8.99	$ 9.04	$ 9.20
Total Return (%)[a,b]	2.45	2.42	3.59	1.88	5.70
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	12	19	26	34
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.92	1.98	1.84	1.88	1.68
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.89	1.89	1.77	1.84	1.67
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.53	1.48	1.48	1.49	1.53
Ratio of net investment income (%)	4.16	3.77	3.54	3.63	3.77
Portfolio turnover rate (%)	77	55	19	28	31
[a] Total return does not reflect the effect of any sales charges.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class C Years Ended May 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 8.85	$ 8.99	$ 9.04	$ 9.20	$ 9.04
Income from investment operations: Net investment income	.34	.34	.32	.33	.35
Net realized and unrealized gain (loss)	(.14)	(.13)	.00*	(.16)	.16
Total from investment operations	.20	.21	.32	.17	.51
Less distributions from: Net investment income	(.34)	(.34)	(.32)	(.33)	(.35)
Net realized gains	(.03)	(.01)	(.05)	(.00)*	(.00)*
Total distributions	(.37)	(.35)	(.37)	(.33)	(.35)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 8.68	$ 8.85	$ 8.99	$ 9.04	$ 9.20
Total Return (%)[a]	2.61[b]	2.32[b]	3.59[b]	1.86[b]	5.72
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	59	32	22	22	24
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.88	1.92	1.81	1.88	1.65
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.87	1.90	1.78	1.85	1.65
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.52	1.49	1.49	1.50	1.51
Ratio of net investment income (%)	4.18	3.76	3.53	3.62	3.80
Portfolio turnover rate (%)	77	55	19	28	31
[a] Total return does not reflect the effect of any sales charges.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class S Years Ended May 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 8.87	$ 9.00	$ 9.05	$ 9.21	$ 9.05
Income from investment operations: Net investment income	.43	.42	.41	.42	.44
Net realized and unrealized gain (loss)	(.15)	(.12)	.00*	(.16)	.16
Total from investment operations	.28	.30	.41	.26	.60
Less distributions from: Net investment income	(.43)	(.42)	(.41)	(.42)	(.44)
Net realized gains	(.03)	(.01)	(.05)	(.00)*	(.00)*
Total distributions	(.46)	(.43)	(.46)	(.42)	(.44)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 8.69	$ 8.87	$ 9.00	$ 9.05	$ 9.21
Total Return (%)	3.48[a]	3.42[a]	4.59[a]	2.88	6.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,818	1,873	1,961	771	789
Ratio of expenses before expense reductions (including interest expense) (%)[b]	.90	.95	.82	.86	.63
Ratio of expenses after expense reductions (including interest expense) (%)[b]	.89	.93	.79	.86	.63
Ratio of expenses after expense reductions (excluding interest expense) (%)	.54	.52	.50	.51	.49
Ratio of net investment income (%)	5.16	4.74	4.52	4.61	4.82
Portfolio turnover rate (%)	77	55	19	28	31
[a] Total return would have been lower had certain expenses not been reduced.
[b] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Institutional Class Years Ended May 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 8.85	$ 8.99	$ 9.04	$ 9.21	$ 9.05
Income from investment operations: Net investment income	.43	.43	.41	.42	.45
Net realized and unrealized gain (loss)	(.14)	(.13)	.00*	(.17)	.16
Total from investment operations	.29	.30	.41	.25	.61
Less distributions from: Net investment income	(.43)	(.43)	(.41)	(.42)	(.45)
Net realized gains	(.03)	(.01)	(.05)	(.00)*	(.00)*
Total distributions	(.46)	(.44)	(.46)	(.42)	(.45)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 8.68	$ 8.85	$ 8.99	$ 9.04	$ 9.21
Total Return (%)	3.61[a]	3.35	4.62	2.82	6.86[a]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	5	4	4.45
Ratio of expenses before expense reductions (including interest expense) (%)[b]	.90	.90	.78	.88	.66
Ratio of expenses after expense reductions (including interest expense) (%)[b]	.89	.90	.78	.88	.63
Ratio of expenses after expense reductions (excluding interest expense) (%)	.54	.49	.49	.53	.49
Ratio of net investment income (%)	5.16	4.77	4.53	4.59	4.81
Portfolio turnover rate (%)	77	55	19	28	31
[a] Total returns would have been lower had certain expenses not been reduced.
[b] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Managed Municipal Bond Fund (the "Fund") is a diversified series of DWS Municipal Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and services fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncement. In April 2009, the FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate ("underlying bond"). Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which a Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. Certain inverse floating rate securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the underlying bond in its investment portfolio and a corresponding liability in the statement of assets and liabilities equal to the floating rate note issued. When a trust is terminated and/or collapsed by either party, the related fixed rate securities held by the trust are delivered back to the Fund where they are either held or sold, and the related liability of the floating rate note issued is adjusted. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the 1940 Act. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes issued during the year ended May 31, 2009 was approximately $485,569,000, with a weighted average interest rate of 2.53%.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Derivatives. The Fund has adopted the provisions of Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities," effective at the beginning of the Fund's fiscal year. FAS 161 requires enhanced disclosure about the Fund's derivative and hedging activities. The disclosure below includes additional information as a result of adopting FAS 161.

Interest Rate Swap Agreements. The value of the Fund's underlying bond investments are subject to interest rate risk. As interest rates increase, the value of the Fund's fixed rate bonds may fall. The longer the duration of the fund's securities, the more sensitive the Fund will be to interest rate changes. To help mitigate this interest rate risk, the Fund invests in interest rate swap contracts to reduce the duration of the investment portfolio. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. Payments received or made are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

A summary of the open interest rate swaps as of May 31, 2009 is included at the end of the Fund's Investment Portfolio. The volume indicated is indicative of the volume throughout the year.

At May 31, 2009, the Fund had the following derivatives (not designated as hedges under Statement of Financial Accounting Standards No. 133), grouped into appropriate risk categories that illustrate how and why the Fund uses derivative instruments:

Asset Derivatives	Swap Contracts
Interest Rate Contracts (a)	$ 13,432,780

The above contracts are located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on open interest rate swaps
Liability Derivatives	Swap Contracts
Interest Rate Contracts (a)	$ 4,866,943

The above contracts are located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on open interest rate swaps

Transactions in derivative instruments during the year ended May 31, 2009, were as follows:

Realized Gain (Loss)	Swap Contracts
Interest Rate Contracts (a)	$ (32,395,456)

The above contracts are located in the following Statement of Operations account:

(a) Net realized gain (loss) from interest rate swaps
Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts
Interest Rate Contracts (a)	$ 6,343,311

The above contracts are located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on interest rate swaps

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$ 3,091,314
Undistributed ordinary income	$ 649,722
Undistributed net long-term capital gains	$ 2,518,471
Net unrealized appreciation (depreciation) on investments	$ 144,739,044

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended May 31,
	2009	2008
Distributions from tax-exempt income	$ 169,483,241	$ 172,543,372
Distributions from ordinary income	$ 1,105,530	$ 587,726
Distributions from long-term capital gains	$ 12,693,122	$ 3,400,415

Redemption Fees. During the year, the Fund imposed a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. The Fund will no longer impose the 2% redemption fee on Fund shares acquired (either by purchase or exchange) on or after June 1, 2009.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash overdraft position at the Fund's custodian bank at May 31, 2009. Previously, the Fund has utilized the direct method for presentation of its Statement of Cash Flows. The Fund has changed its presentation to the indirect method, which it believes provides a useful format and conforms to more common industry practice.

B. Purchases and Sales of Securities

During the year ended May 31, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $2,931,790,841 and $3,131,993,876, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.365%
Next $750 million of such net assets	.345%
Next $1.5 billion of such net assets	.325%
Next $2.5 billion of such net assets	.315%
Next $2.5 billion of such net assets	.295%
Next $2.5 billion of such net assets	.275%
Next $2.5 billion of such net assets	.255%
Over $12.5 billion of such net assets	.235%

For the period from June 1, 2008 through September 30, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.73%
Class B	1.48%
Class C	1.49%
Class S	.52%
Institutional Class	.50%

Accordingly, for the year ended May 31, 2009, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.33% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2009, the Administration Fee was $3,432,379, of which $296,647 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2009
Class A	$ 551,872	$ 94,353	$ 138,549
Class B	7,139	2,761	1,690
Class C	17,660	2,634	5,246
Class S	722,301	105,665	187,558
Institutional Class	2,451	81	563
	$ 1,301,423	$ 205,494	$ 333,606

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2009
Class B	$ 65,516	$ 4,346
Class C	307,558	36,690
	$ 373,074	$ 41,036

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2009	Annual Effective Rate
Class A	$ 3,851,711	$ 646,872.24%
Class B	21,620	2,671.25%
Class C	102,551	22,925.25%
	$ 3,975,882	$ 672,468

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid to DIDI in connection with the distribution of Class A shares for the year ended May 31, 2009 aggregated $121,425.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2009, the CDSC for Class B and C shares aggregated $16,393 and $19,962, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2009, DIDI received $16,592 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $31,868, of which $12,908 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2009, the custodian fee was reduced by $4,223 and $5,170, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2009		Year Ended May 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	15,383,679	$ 129,209,109	8,806,685	$ 78,724,782
Class B	223,054	1,867,698	124,751	1,108,710
Class C	3,936,215	32,891,663	1,601,009	14,242,214
Class S	40,699,375	340,094,963	22,403,503	199,474,883
Institutional Class	373,738	3,110,890	274,674	2,473,838
		$ 507,174,323		$ 296,024,427
Shares issued to shareholders in reinvestment of distributions
Class A	6,664,817	$ 55,924,500	6,008,138	$ 53,671,641
Class B	25,348	212,918	37,698	336,908
Class C	157,652	1,321,969	74,009	660,794
Class S	6,924,250	58,203,401	6,014,456	53,796,242
Institutional Class	26,384	221,711	16,092	143,599
		$ 115,884,499		$ 108,609,184
Shares redeemed
Class A	(31,540,604)	$ (264,644,069)	(22,899,401)	$ (204,625,143)
Class B	(847,850)	(7,169,962)	(857,497)	(7,679,114)
Class C	(934,840)	(7,727,556)	(547,068)	(4,887,911)
Class S	(49,586,964)	(413,970,060)	(35,059,965)	(313,024,070)
Institutional Class	(285,962)	(2,390,637)	(127,732)	(1,132,899)
		$ (695,902,284)		$ (531,349,137)
Redemption fees		$ 10,238		$ 1,732
Net increase (decrease)
Class A	(9,492,108)	$ (79,506,653)	(8,084,578)	$ (72,227,093)
Class B	(599,448)	(5,089,346)	(695,048)	(6,233,491)
Class C	3,159,027	26,486,098	1,127,950	10,015,197
Class S	(1,963,339)	(15,665,287)	(6,642,006)	(59,752,945)
Institutional Class	114,160	941,964	163,034	1,484,538
		$ (72,833,224)		$ (126,713,794)

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Municipal Trust and the Shareholders of DWS Managed Municipal Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Managed Municipal Bond Fund (the "Fund") at May 31, 2009, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 22, 2009	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.031 per share from net long-term capital gains during its year ended May 31, 2009, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $5,161,000 as capital gains dividends for its year ended May 31, 2009, of which 100% represents 15% rate gains.

Of the dividends paid from net investment income for the taxable year ended May 31, 2009, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of May 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	129
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	129
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	129
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		129
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	129
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	129
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	129
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	129
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[3] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)
		129
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	129
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	129
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	132
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; relocated to Germany in July 2009 as Vice Chairman[5] of Deutsche Asset Management and Member of the Management Board of DWS Investments, responsible for Global Relationship Management; formerly: board member of DWS Investments, Germany (1999-2005); Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
129
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o PCAM-Asset Management, Floor 5C, Mainzer Landstraße 178-190, Frankfurt am Main, Germany. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SMLAX	SMLBX	SMLCX	SCMBX	SMLIX
CUSIP Number	23337W-709	23337W-808	23337W-881	23337W-865	23337W-857
Fund Number	466	666	766	2066	544

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, May 31, 2009, DWS Managed Municipal Bond Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS MANAGED MUNICIPAL BOND FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$94,925	$0	$0	$0
2008	$92,925	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$0	$19,000	$0
2008	$21,500	$25,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance and tax planning.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$0	$19,000	$0	$19,000
2008	$0	$25,000	$600,000	$625,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Managed Municipal Bond Fund, a series of DWS Municipal Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Managed Municipal Bond Fund, a series of DWS Municipal Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 30, 2009